Exhibit 10.155

EXECUTION VERSION

AMENDED AND RESTATED

INTERCREDITOR AGREEMENT

by and among

PB CAPITAL CORPORATION,

as Senior Lender,

LASALLE BANK NATIONAL ASSOCIATION

Solely as Collateral Agent and Custodian

COLUMN FINANCIAL, INC.

As Initial Note A-2 Holder

CBRE REALTY FINANCE CDO 2007-1, LTD.

as Initial Note A-1 Holder

all of the foregoing collectively

as First Mezzanine Lender,

and

COLUMN FINANCIAL, INC.,

as Second Mezzanine Lender

Dated as of September 24, 2007

20-22 East 23rd Street

New York, New York

24 East 23rd Street

New York, New York

23 East 22nd Street

New York, New York

i

EXECUTION VERSION

AMENDED AND RESTATED

INTERCREDITOR AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of September 24, 2007 (this “Agreement”), is by and among PB CAPITAL CORPORATION, a Delaware corporation, as the initial Senior Lender and as administrative agent for the Mortgage Lenders (hereinafter defined), having an office at 230 Park Avenue, 19th Floor, New York, New York 10169 (“Senior Lender”); LASALLE BANK NATIONAL ASSOCIATION, solely as Collateral Agent and Custodian, COLUMN FINANCIAL, INC., a Delaware corporation, having an office at Eleven Madison Avenue, New York, New York 10010 (“Column”), as First Mezzanine Note A-2 Holder and CBRE REALTY FINANCE CDO 2007-1, LTD. (“CBRE CDO”), as First Mezzanine Note A-1 Holder, (CBRE CDO and Column, collectively, “First Mezzanine Lender”); and COLUMN FINANCIAL, INC., a Delaware corporation, having an office at Eleven Madison Avenue, New York, New York 10010 (“Second Mezzanine Lender”). First Mezzanine Lender and Second Mezzanine Lender are sometimes referred to herein individually as a “Junior Lender” and collectively as “Junior Lenders”.

RECITALS

WHEREAS, Senior Lender, Column, and Second Mezzanine Lender entered into that certain Intercreditor Agreement dated as of April 7, 2006, as modified by an Amendment of Intercreditor Agreement dated as of April 27, 2006 (collectively, the “Original Intercreditor Agreement”) with regard to (i) the senior loans made to Borrower (as hereinafter defined) by Column Financial, Inc. (“Original Senior Lender”) on March 20, 2006 and acquired by Senior Lender (collectively, the “Original Senior Loan”), (ii) the first mezzanine loan made to First Mezzanine Borrower (as hereinafter defined) by Column on March 20, 2006 (the “Original First Mezzanine Loan”) and (iii) the second mezzanine loan made to Second Mezzanine Borrower (as hereinafter defined) by Second Mezzanine Lender on March 20, 2006 (the “Original Second Mezzanine Loan”); and

WHEREAS, Original Senior Lender, by an Assignment and Acceptance Agreement dated as of April 7, 2006, assigned all of its right, title and interest in and to the Original Senior Loan to Senior Lender; and

WHEREAS, Borrower as of June 19, 2007 acquired additional premises to be included in the Premises (as hereinafter defined);

WHEREAS, as of June 19, 2007, the parties refinanced the Original Senior Loan, the Original First Mezzanine Loan and the Original Second Mezzanine Loan and thereby provided additional credit to Borrower, First Mezzanine Borrower, and Second Mezzanine Borrower and, in connection therewith, Senior Lender, Column, and Second Mezzanine Lender entered into an agreement (the “Refinancing Intercreditor Agreement”) which superseded in its entirety the Original Intercreditor Agreement;

EXECUTION VERSION

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Acquisition Loan Agreement dated as of June 19, 2007, between Slazer Enterprises Owner LLC, Madison Park Group Owner LLC, JMJS 23rd Street Realty Owner LLC and FKF Madison Group Owner LLC, each a Delaware limited liability company (collectively, the “Borrower”) and Senior Lender, (the “Acquisition Loan Agreement”), Senior Lender made a loan to Borrower in the original principal amount of $8,397,402.00 (the “Acquisition Loan”), which Acquisition Loan is evidenced by a certain Amended and Restated Acquisition Loan Note, dated as of June 19, 2007 (the “Acquisition Loan Note”), made by Borrower to the order of Senior Lender in the amount of the Acquisition Loan, and is secured by, among other things, a mortgage lien on that certain real property located at 20-22 East 23rd Street, 24 East 23rd Street and 23 East 22nd Street, all in the City, County and State of New York (the “Premises”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Building Loan Agreement dated as of June 19, 2007, between Borrower and Senior Lender (the “Building Loan Agreement”), Senior Lender made a loan to Borrower that has a maximum principal amount of $87,975,000.00 (the “Building Loan”), which Building Loan is evidenced by a certain Amended and Restated Building Loan Note, dated as June 19, 2007 (the “Building Loan Note”), made by Borrower to the order of Senior Lender, and is secured by, among other things, a mortgage lien on the Premises;

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Project Loan Agreement dated as of June 19, 2007, between Borrower and Senior Lender (the “Project Loan Agreement”, and together with the Acquisition Loan Agreement and the Building Loan Agreement, collectively, the “Senior Loan Agreement”), Senior Lender made a loan to Borrower that has a maximum principal amount of $29,027,598.00 (the “Project Loan”, and together with the Acquisition Loan and the Building Loan, collectively, the “Senior Loan”), which Project Loan is evidenced by a certain Amended and Restated Project Loan Note, dated as of the date hereof (the “Project Loan Note”, and together with the Acquisition Loan Note and the Building Loan Note, collectively, the “Senior Loan Note”), made by Borrower to the order of Senior Lender in the amount of up to the Project Loan, and is secured by, among other things, a mortgage lien on the Premises.

WHEREAS, on the date hereof, First Mezzanine Lender is the owner and holder of a certain loan to Slazer Enterprises Senior LLC, Madison Park Group Senior LLC, JMJS 23rd Street Realty Senior LLC and FKF Madison Group Senior LLC, each a Delaware limited liability company (collectively, the “First Mezzanine Borrower”) in the original principal amount of $42,000,000.00 (the “First Mezzanine Loan”) made pursuant to the terms, provisions and conditions set forth in that certain First Mezzanine Loan Agreement, dated as of June 19, 2007, between First Mezzanine Borrower and Column (the “First Mezzanine Loan Agreement”), which First Mezzanine Loan is evidenced by two Mezzanine Loan Notes (First Mezzanine Loan) dated as June 19, 2007 (“First Mezzanine Note A-1” and “First Mezzanine

EXECUTION VERSION

Note A-2”, and each, a “First Mezzanine Note”), each made by First Mezzanine Borrower to the order of Column, and each in the original principal amount of $21,000,000.00, and which is secured by, among other things, a first priority security interest in one hundred percent (100%) of the membership interests in Borrower;

WHEREAS, on the date hereof, Second Mezzanine Lender is the owner of record and of a 50% beneficial interest in a certain loan to Slazer Enterprises Junior LLC, Madison Park Group Junior LLC, JMJS 23rd Street Realty Junior LLC and FKF Madison Group Junior LLC, each a Delaware limited liability company (collectively, the “Second Mezzanine Borrower”) in the original principal amount of up to $37,770,000.00 (the “Second Mezzanine Loan”) made pursuant to the terms, provisions and conditions set forth in that certain Second Mezzanine Loan Agreement, dated as of the date hereof, between Second Mezzanine Borrower and Second Mezzanine Lender (the “Second Mezzanine Loan Agreement”), which Second Mezzanine Loan is evidenced by a certain Mezzanine Loan Note A (Second Mezzanine Loan), dated as of the date hereof, made by Second Mezzanine Borrower to the order of Second Mezzanine Lender in the principal amount of $21,900,000.00 (the “Initial Advance Note”) and a certain Mezzanine Loan Note B (Second Mezzanine Loan), dated as of the date hereof, made by Second Mezzanine Borrower to the order of Second Mezzanine Lender in the maximum principal amount of up to $15,870,000.00 (the “Shortfall Contingency Note”, and together with the Initial Advance Note, collectively, the “Second Mezzanine Note”), and is secured by, among other things, a first priority security interest in one hundred percent (100%) of the membership interests in First Mezzanine Borrower;

WHEREAS, on June 28, 2007, Column assigned all of its right, title, and interest in First Mezzanine Note A-1 to CBRE Realty Finance Holdings IV, LLC (“CBRE”), pursuant to that certain Note Allonge, dated as of June 28, 2007, from Column in favor of CBRE and that certain Noteholders’ Agreement (Mezzanine Loan), dated as of June 28, 2007, among Column, CBRE, and LaSalle Bank National Association;

WHEREAS, on August 8, 2007, CBRE assigned all of its right, title, and interest in First Mezzanine Note A-1 to CBRE CDO, pursuant to that certain Allonge to First Mezzanine Note A-1, that certain Omnibus Assignment from CBRE to CBRE CDO dated as of August 8, 2007, and

WHEREAS, the Second Mezzanine Loan consists of two (2) components, an initial advance component in the amount of $21,900,000.00 evidenced by the Initial Advance Note (the “Initial Advance Component”) and a subsequent advance component in the amount of $15,870,000.00 evidenced by the Shortfall Contingency Note (the “Shortfall Contingency Component”);

WHEREAS, Second Mezzanine Lender by a Participation Agreement dated June 19, 2007, between Second Mezzanine Lender and St. Lawrence Bank, Inc. (“St. Lawrence”), a Barbados company, transferred a 50% interest in the Second Mezzanine Loan to St. Lawrence, and Senior Lender and Column consented to said transfer pursuant to a Letter Agreement dated June 19, 2007, made by Senior Lender, Column , Second Mezzanine Lender, St. Lawrence, El Ad Group, Ltd. and El Ad US Holding, Inc.;

EXECUTION VERSION

WHEREAS, on June 19, 2007, Senior Lender, Second Mezzanine Lender, and Column Financial, Inc., as lender under the First Mezzanine Loan entered into the Refinancing Intercreditor Agreement to provide for the relative priority of, and to evidence certain agreements with respect to, the Senior Loan Documents (as hereinafter defined), the First Mezzanine Loan Documents (as hereinafter defined), and the Second Mezzanine Loan Documents (as hereinafter defined), on the terms and conditions hereinbelow set forth; and

WHEREAS, Senior Lender, Second Mezzanine Lender, and First Mezzanine Lender desire to make certain amendments to, and restate in its entirety, the Refinancing Intercreditor Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender and the Junior Lenders each hereby agree as follows:

Section 1. Certain Definitions; Rules of Construction.

(a) As used in this Agreement, the following capitalized terms shall have the following meanings:

“Additional Collateral” as defined in Section 4.1.49 in the Project Loan Agreement.

“Agent” shall initially mean PB Capital Corporation, subject to substitution pursuant to Section 5(d) hereof.

“Acquisition Loan” has the meaning provided in the Recitals hereto.

“Acquisition Loan Agreement” has the meaning provided in the Recitals hereto.

“Acquisition Loan Note” has the meaning provided in the Recitals hereto.

“Affiliate” means, as to any particular Person, any other Person directly or indirectly through one or more intermediaries, Controlling or Controlled by or under common Control with such specified Person.

“Affirmative Action” has the meaning provided in Section 11(d)(vii).

“Agreement” means this Agreement, as the same may be amended, modified and in effect from time to time, pursuant to the terms hereof.

“Assigning Lender” has the meaning provided in Section 14(a).

EXECUTION VERSION

“Assignment of Title Insurance” means, individually and collectively, the Assignment of Borrower’s Title Insurance Proceeds (First Mezzanine Loan) and the Assignment of Borrower’s Title Insurance Proceeds (Second Mezzanine Loan) set forth on Exhibits B and C, respectively.

“Award” has the meaning provided in Section 10(e).

“Bankruptcy Code” means 11 U.S.C. Sec. 101 et seq.

“Borrower” has the meaning provided in the Recitals hereto.

“Borrower Group” has the meaning provided in Section 11(d).

“Building Loan” has the meaning provided in the Recitals hereto.

“Building Loan Agreement” has the meaning provided in the Recitals hereto.

“Building Loan Note” has the meaning provided in the Recitals hereto.

“Business Day” means any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

“CBRE” shall have the meaning set forth in the Recitals hereto.

“CBRE CDO” shall have the meaning set forth in the Recitals hereto.

“CDO” has the meaning provided in the definition of the term “Qualified Transferee.”

“CDO Asset Manager” with respect to any Securitization Vehicle which is a CDO, shall mean the entity which is responsible for managing or administering the Junior Loan as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of the Junior Loan).

“Certificates” means any securities (including all classes thereof) representing beneficial ownership interests in the Senior Loan or in a pool of mortgage loans including the Senior Loan issued in connection with a Securitization of the Senior Loan but only for so long as Senior Loan is included in such Pool.

“Construction-Related Matters” shall mean the initial approval of and subject to the provisions of Section 15(f), (g), and (h), any waiver, modification, amendment termination or replacement or any other matter relating to the Architect’s Contract, the Engineer’s Contract, the General Contractor’s Agreement, any Major Contracts, the Building Loan Budget, the Project Loan Budget, the Project Cost Budget, the Loan Budget, the Plans and Specifications, the Construction Schedule, the Disbursement Schedule (under either the Building Loan Agreement

EXECUTION VERSION

or Project Loan Agreement), the re-allocation of the Building Loan Contingency or the Project Loan Contingency or any other Line Item in the Building Loan Budget or Project Loan Budget, bonding requirements, change orders, the Schedule of Minimum Sales Prices and Minimum Release Prices or the replacement of the Architect, any Engineer, the General Contractor or any Major Contractor.

“Control” means, with respect to any specific Person, (i) the ownership, directly or indirectly, of more than fifty percent (50%) of the (a) beneficial ownership interests of such Person or (b) with respect to a corporation, the voting rights attributable to the shares of the controlled corporation, and, (ii) with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ability to exercise voting power, by contract, or otherwise. The definition is to be construed to apply equally to variations of the word “control” including “Controlled,” “Controlling,” or “Controlled by.”

“Directing Junior Lender” has the meaning provided in Section 5(f).

“Directing Senior Lender” has the meaning provided in Section 5(g).

“Eligibility Requirements” means, with respect to any Person, that such Person (i) has total assets (in name or under management) in excess of $600,000,000.00 and (except with respect to a pension advisory firm, asset manager or similar fiduciary) capital/statutory surplus or shareholder’s equity of $250,000,000.00 and (ii) is regularly, directly or through one or more Affiliates, engaged in the business of making or owning commercial real estate loans (including mezzanine loans with respect to commercial real estate) or operating commercial properties.

“Enforcement Action” means any (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Premises or Borrower, including, without limitation, the taking of possession or control of the Premises or any portion thereof, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the Premises (other than giving of notices of default and statements of overdue amounts), or (iii) exercise of any right or remedy available to Senior Lender under the Senior Loan Documents, at law, in equity or otherwise with respect to Borrower and/or the Premises; it being understood that the refusal of Senior Lender to make any requested Advance under the Project Loan or Building Loan if (subject to the terms of this Agreement), if the conditions precedent to such Advance are not satisfied under the applicable section of the Senior Loan Agreements or extend the Maturity Date of the Senior Loan as a result of a Senior Loan Event of Default or other failure of conditions set forth in the Senior Loan Agreement shall not constitute an “Enforcement Action”.

“Equity Collateral” means the equity interests in Borrower or any Junior Borrower pledged pursuant to any of the Junior Loan Documents, as the context may require, and all products and proceeds thereof.

EXECUTION VERSION

“Equity Collateral Enforcement Action” means any action or proceeding or other exercise of a Junior Lender’s rights and remedies commenced by such Junior Lender (other than the giving of notices of default and statements of overdue amounts), in law or in equity, or otherwise, in order to realize upon the applicable Equity Collateral.

“Event of Default” means (i) with respect to the Senior Loan and the Senior Loan Documents, any Event of Default (as defined therein) thereunder which has occurred and is continuing; (ii) with respect to the First Mezzanine Loan and the First Mezzanine Loan Documents, any Event of Default (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by First Mezzanine Borrower or Second Mezzanine Lender in accordance with the terms of this Agreement or Second Mezzanine Lender is not diligently exercising its cure rights or foreclosure rights as described in Section 12); and (iii) with respect to the Second Mezzanine Loan and the Second Mezzanine Loan Documents, any Event of Default (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Second Mezzanine Borrower).

“First Mezzanine Borrower” has the meaning provided in the Recitals hereto, together with its successors and assigns as permitted under the First Mezzanine Loan Agreement and this Agreement.

“First Mezzanine Lender” has the meaning provided in the first paragraph of this Agreement.

“First Mezzanine Loan” has the meaning provided in the Recitals hereto.

“First Mezzanine Loan Agreement” has the meaning provided in the Recitals hereto.

“First Mezzanine Loan Default Notice” has the meaning provided in Section 12(d).

“First Mezzanine Loan Documents” means the documents evidencing and securing the First Mezzanine Loan which are listed on Exhibit B attached hereto, as any of the foregoing may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement.

“First Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of First Mezzanine Borrower evidenced by the First Mezzanine Loan Documents and all amounts due or to become due pursuant to the First Mezzanine Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“First Mezzanine Loan Monetary Cure Period” has the meaning provided in Section 12(e).

EXECUTION VERSION

“First Mezzanine Loan Non-Monetary Cure Period” has the meaning provided in Section 12(f).

“First Mezzanine Loan Purchase Option Event” has the meaning provided in Section 14(b).

“First Mezzanine Loan Purchase Price” has the meaning provided in Section 14(a).

“First Mezzanine Note” has the meaning provided in the Recitals hereto.

“Funded Junior Loan” means with respect to each Junior Loan, as of any date, the portion of such Junior Loan that has been advanced to the applicable Junior Borrower pursuant to the applicable Junior Loan Documents or, as to any Shortfall Advance, advanced to Senior Lender pursuant to the terms hereof.

“Guarantor” has the meaning provided in Section 6(b).

“Guarantor Claim” has the meaning provided in Section 6(b).

“Guaranty of Carry Obligations” means, collectively, the Guaranty of Carry Obligations (as defined in the Senior Loan Agreement), the Guaranty of Carry Obligations (as defined in the First Mezzanine Loan Agreement) and the Guaranty of Carry Obligations (as defined in the Second Mezzanine Loan Agreement).

“Guaranty of Completion” means, collectively, the Guaranty of Completion (as defined in the Senior Loan Agreement), the Guaranty of Completion (as defined in the First Mezzanine Loan Agreement) and the Guaranty of Completion (as defined in the Second Mezzanine Loan Agreement).

“Holder” shall mean a registered holder of a Note.

“Initial Advance Component” has the meaning provided in the Recitals hereto.

“Initial Advance Note” has the meaning provided in the Recitals hereto.

“Intervening Trust Vehicle” with respect to any Securitization Vehicle which is a CDO, shall mean a trust vehicle or entity which holds a Junior Loan, or any interest therein or component thereof, as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“Junior Borrower” means First Mezzanine Borrower and/or Second Mezzanine Borrower, as the context may require.

“Junior Borrower Group” has the meaning provided in Section 11(d).

EXECUTION VERSION

“Junior Lender” and “Junior Lenders” have the meanings provided in the first paragraph of this Agreement.

“Junior Loan” means the First Mezzanine Loan and/or the Second Mezzanine Loan, as the context may require.

“Junior Loan Agreement” means the First Mezzanine Loan Agreement and/or the Second Mezzanine Loan Agreement, as the context may require.

“Junior Loan Documents” means the First Mezzanine Loan Documents and/or the Second Mezzanine Loan Documents, as the context may require.

“Junior Loan Interest Reserve Fund” shall mean an “Interest Reserve Fund” as defined in either the First Mezzanine Loan Agreement or Second Mezzanine Loan Agreement.

“Junior Loan Liabilities” means the First Mezzanine Loan Liabilities and/or the Second Mezzanine Loan Liabilities, as the context may require.

“Junior Loan Modification” has the meaning provided in Section 8(b).

“Junior Note” means any First Mezzanine Note and/or any Second Mezzanine Note, as the context may require.

“Junior Purchase Notice” has the meaning provided in Section 14(b).

“Liquidity Requirement” has the meaning provided in Section 5(h).

“Loan Pledgee” has the meaning provided in Section 16(a).

“Monetary Cure Period” means, with respect to each Junior Lender, the applicable cure period provided in Section 12(b) for a monetary default identified in a Senior Loan Default Notice.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage Lenders” means the Lenders, as such term is defined in the Senior Loan Agreement.

“Net Worth Requirement” has the meaning provided in Section 5(h).

“Non-Monetary Cure Period” means, with respect to each Junior Lender, the applicable cure period provided in Section 12(c) for a non-monetary default identified in a Senior Loan Default Notice, as the same may be extended pursuant to the provisions of Section 12(c).

“Note” shall mean a Senior Note, a First Mezzanine Note, or a Second Mezzanine Note, as the context requires.

EXECUTION VERSION

“Payment Notice” has the meaning provided in Section 15(j).

“Permitted Fund Manager” means any Person that on the date of determination is a nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, including, without limitation, those listed on Schedule A attached hereto, and in each case is (a) investing through a fund with committed capital of at least $250,000,000.00, and (b) not subject to a Proceeding.

“Permitted Investment Fund” shall have the meaning set forth in the definition of “Qualified Transferee” herein.

“Person” means any individual, sole proprietorship, corporation, limited liability company, partnership, joint venture, association, bank, endowment fund, estate, trust, unincorporated organization, any federal, state, county or municipal government or any subdivision, bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Pledge” has the meaning provided in Section 16(a).

“Premises” has the meaning provided in the Recitals hereto.

“Prior Payment Amount” has the meaning provided in Section 15(j).

“Proceeding” has the meaning provided in Section 11(d).

“Prohibited Person” shall mean any Person:

(i) listed in the annex to, or who is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”);

(ii) who is owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions, of the Executive Order;

(iii) with whom a Person is prohibited by U.S. Federal or state law from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order;

(iv) who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order;

(v) that is named as a “Specially Designated Nationals and Blocked Persons” list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or at any replacement website or other replacement official publication of such list; or

EXECUTION VERSION

(vi) who is an Affiliate of a Person listed in clauses (i) – (v) above.

“Project Loan” has the meaning provided in the Recitals hereto.

“Project Loan Agreement” has the meaning provided in the Recitals hereto.

“Project Loan Note” has the meaning provided in the Recitals hereto.

“Protective Advances” means all sums advanced for the purpose of payment of real estate taxes (including special payments in lieu of real estate taxes), maintenance costs, insurance premiums, costs of completing the Project Improvements, cost of selling and marketing the Units, payments to contractors, payments required to discharge any lien on the Premises, payments under the Senior Loan or the First Mezzanine Loan, as applicable, or other items (including capital items) reasonably necessary to protect the Premises or any portion thereof (including, but not limited to, all reasonable attorneys’ fees, costs relating to the entry upon the Premises or any portion thereof to make repairs and the payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of Senior Lender or the applicable Junior Lender appears to be prior or superior to the Senior Loan Documents or the applicable Junior Loan Documents) or the Separate Collateral or any portion thereof, respectively, from forfeiture, casualty, loss or waste or to protect, preserve, and defend the lien of any of the Senior Loan Documents or the Junior Loan Documents, including, with respect to the Senior Loan or a Junior Loan, amounts advanced or otherwise paid by a Junior Lender pursuant to Section 12, but excluding Advances of the stated principal amount under the Building Loan, the Project Loan and Shortfall Advances.

“Purchase Notice” has the meaning provided in Section 14(a).

“Purchase Option Event” has the meaning provided in Section 14(a).

“Qualified Manager” means a property manager of the Premises which (i) is a reputable management company having at least ten (10) years’ experience in the management of commercial properties with similar uses as the Premises and in the jurisdiction in which the Premises are located, (ii) has, for at least ten (10) years prior to its engagement as property manager, managed at least ten (10) properties of the same property type as the Premises, (iii) at the time of its engagement as property manager, manages projects of the same property type as the Premises that contain at least ten (10) times the number of condominium units as the Premises, and (iv) is not the subject of a Proceeding.

EXECUTION VERSION

“Qualified Substitute Developer” means a person who:

(i) is a developer experienced in the development, construction, sale, marketing and management of luxury cooperatives or condominiums in the City of New York;

(ii) is of good business reputation and sound financial capacity (which financial capacity, including the financial capacity of any parent of such entity, shall not be less than that of the current developer) sufficient to enable it to satisfactorily perform its services as developer of the Premises, as reasonably determined by Senior Lender;

(iii) has sufficient experienced employees able to perform its services as developer to a satisfactory level, as reasonably determined by Senior Lender;

(iv) enters into a binding development agreement with a Qualified Transferee pursuant to which such developer assumes responsibility for the performance and completion of all necessary development services for the Premises (including, completion of all construction of the “Project Improvements” (as defined in the Building Loan Agreement) and marketing and sale of the Units), provided that the foregoing shall not imply that either the Qualified Transferee or the Qualified Substitute Developer shall be required to provide a completion guaranty to Senior Lender and/or First Mezzanine Lender; and

(v) shall not have (and not have any Affiliate that has) defaulted under any material obligation to Senior Lender or to any of its Affiliates and not have been (and not have any Affiliate which has been) involved in any litigation against Senior Lender or any of its affiliates.

For purposes hereof, each of Column Financial, Inc. and its Affiliates shall be deemed to be a Qualified Substitute Developer.

“Qualified Transferee” means (a) Column Financial, Inc. and any of its Affiliates, KBS One Madison Park, LLC, so long as it is Controlled by and majority owned, directly or indirectly by, KBS Real Estate Investment Trust, Inc. and if, at the time of the applicable transfer, KBS Real Estate Investment Trust, Inc. is itself a Qualfied Transferee or (b) one or more of the following:

(i) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (i) satisfies the Eligibility Requirements;

(ii) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (ii) satisfies the Eligibility Requirements;

EXECUTION VERSION

(iii) an institution substantially similar to any of the entities described in clauses (b)(i) or (b)(ii) that satisfies the Eligibility Requirements;

(iv) any entity Controlling or Controlled by or under common Control with any of the entities described in clause (a), or clauses (b)(i), (b)(ii) or (b)(iii) above;

(v) a Qualified Trustee (or in the case of an issuer of collateralized debt obligations (“CDOs”), a single purpose bankruptcy-remote entity that contemporaneously pledges all or a portion of its interest in a Junior Loan (or component thereof) to a Qualified Trustee in connection with (A) a securitization of, (B) the creation of CDOs secured by, or (C) a financing through an “owner trust” of, a Junior Loan or any interest therein or interest in such component (any of the foregoing, a “Securitization Vehicle”), provided that (1) if the Securitization of the Senior Loan has occurred and Certificates remain outstanding, one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies that assigned a rating to one or more classes of securities issued in connection with a Securitization, it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of an interest in a Junior Loan to such Securitization Vehicle; (2) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has a Required Special Servicer Rating (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Junior Loan or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle that require such Approved Servicer to act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager (and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a Qualified Trustee or a CDO Asset Manager) is a Qualified Transferee under clauses (a), (b)(i), (b)(ii), or (b)(iv) of this definition;

(vi) an investment fund, limited liability company, limited partnership or general partnership (a “Permitted Investment Fund”) where a Permitted Fund Manager or an entity that is otherwise a Qualified Transferee investing through a fund with committed capital of at least $250,000,000.00 acts as the general partner, managing member or fund manager and at least 50% of the equity interests in such Permitted Investment Fund are owned, directly or indirectly, by one or more of the following: a Junior Lender, a Qualified Transferee or an institutional “accredited investor,” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and/or a “qualified institutional buyer” or both within the meaning of Rule 144A promulgated under the Securities Exchange Act of 1934, as amended (provided each institutional “accredited investor” or “qualified institutional buyer” meets the Eligibility Requirements); or

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(vii) any other Person that has been approved as a Qualified Transferee hereunder by Senior Lender (prior to a Securitization) or the Rating Agencies (following a Securitization and for so long Certificates are outstanding and the Senior Loan remains in the Securitization);

provided, however, Qualified Transferee shall not include any Person who is a Prohibited Person.

“Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $100,000,000.00 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation, or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two rating categories of each of the Rating Agencies.

“Rating Agencies” means, prior to a Securitization of the Senior Loan, each of S&P, Moody’s and Fitch, Inc., or any other nationally-recognized statistical rating agency which has been designated by Senior Lender, and, after a Securitization of the Senior Loan, shall mean any of the foregoing that have rated any of the Certificates.

“Rating Agency Confirmation” means each of the Rating Agencies shall have confirmed in writing that the occurrence of the event with respect to which such Rating Agency Confirmation is sought shall not result in a downgrade, qualification or withdrawal of the applicable rating or ratings ascribed by such Rating Agency to any of the Certificates then outstanding. In the event that no Certificates are outstanding or the Senior Loan is not a part of a Securitization, any action that would otherwise require a Rating Agency Confirmation shall require the consent of Senior Lender, which consent shall not be unreasonably withheld.

“Redirection Notice” has the meaning provided in Section 16.

“Required Special Servicer Rating” means (i) a special servicer rating of “CSS1” in the case of Fitch, Inc., (ii) on the S&P Select Servicer list as a US Commercial Mortgage Special Servicer in the case of S&P, and (iii) in the case of Moody’s, such special servicer is acting as special servicer in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities as the reason therefor. The requirement of any rating agency that is not a Rating Agency shall be disregarded.

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“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Second Mezzanine Borrower” has the meaning provided in the Recitals hereto, together with its successors and assigns as permitted under the Second Mezzanine Loan Agreement and this Agreement.

“Second Mezzanine Lender” has the meaning provided in the first paragraph of this Agreement.

“Second Mezzanine Loan” has the meaning provided in the Recitals hereto.

“Second Mezzanine Loan Agreement” has the meaning provided in the Recitals hereto.

“Second Mezzanine Loan Documents” means the documents evidencing and securing the Second Mezzanine Loan which are listed on Exhibit C attached hereto, as any of the foregoing may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement.

“Second Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Second Mezzanine Borrower evidenced by the Second Mezzanine Loan Documents and all amounts due or to become due pursuant to the Second Mezzanine Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“Second Mezzanine Note” has the meaning provided in the Recitals hereto.

“Securitization” means the sale or securitization of the entire Senior Loan in one or more transactions through the issuance of securities, which securities are assigned ratings by one or more of the Rating Agencies.

“Securitization Vehicle” has the meaning provided in the definition of the term “Qualified Transferee.”

“Senior Cash Management Agreement” means any cash management agreement or agreements or any similar agreement governing deposits, escrows or similar accounts executed in connection with, or cash management provisions, if any, of the Senior Loan Documents.

“Senior Lender” has the meaning provided in the first paragraph of this Agreement.

“Senior Loan” has the meaning provided in the Recitals hereto.

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“Senior Loan Agreement” has the meaning provided in the Recitals hereto.

“Senior Loan Default Notice” has the meaning provided in Section 12.

“Senior Loan Documents” means the documents evidencing and securing the Senior Loan which are listed on Exhibit A attached hereto, as any of the foregoing may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement.

“Senior Loan Event of Default” with respect to the Senior Loan and the Senior Loan Documents, any Event of Default (as defined therein) thereunder which has occurred and is continuing, i.e., has not been cured by Borrower or a Junior Lender within the applicable Monetary Cure Period or Non-Monetary Cure Period in accordance with this Agreement.

“Senior Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Borrower evidenced by the Senior Loan Documents and all amounts due or to become due pursuant to the Senior Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post petition interest.

“Senior Loan Modification” has the meaning provided in Section 8(a).

“Senior Loan Purchase Price” has the meaning provided in Section 14(a).

“Senior Mortgage” means, collectively, the mortgages encumbering the Premises (and other collateral described therein) to secure the Senior Loan.

“Senior Note” has the meaning provided in the Recitals hereto.

“Separate Collateral” means (i) the respective Equity Collateral pledged to each Junior Lender, (ii) the respective Junior Loan Interest Reserve Funds (and other accounts, if any) together with funds on deposit therein from time to time, established under each of the Junior Loan Agreements, (iii) the respective interest rate protection agreements assigned to each of the Junior Lenders pursuant to each of the Junior Loan Documents, and (iv) any other collateral given as security for either of the Junior Loans pursuant to the applicable Junior Loan Documents, in each case not directly constituting security for the Senior Loan and, with respect to the Second Mezzanine Loan, in each case not directly constituting security for the First Mezzanine Loan.

“Shortfall” shall mean a “Shortfall” as defined in either the Project Loan Agreement or Building Loan Agreement.

“Shortfall Advance” shall mean an Advance by Second Mezzanine Lender of any portion of the Shortfall Contingency Component.

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“Shortfall Contingency Component” has the meaning provided in the Recitals hereto.

“Shortfall Contingency Note” has the meaning provided in the Recitals hereto.

“Transfer” means any assignment, pledge, conveyance, sale, transfer, mortgage, encumbrance, grant of a security interest, issuance of a participation interest or other disposition, either directly or indirectly, by operation of law or otherwise.

“Uncurable Defaults” shall mean any non-monetary Event of Default that is personal to the defaulting borrower or guarantor and that is not susceptible of being cured by a Junior Lender either prior to or after acquiring title to the applicable Equity Collateral, excluding, however, any such non-monetary Events of Default that, as reasonably determined by Senior Lender will either: (1) materially impair or materially delay completion of the Project Improvements in accordance with the Building Loan Agreement (subject to the extensions of time permitted thereunder or permitted to Junior Lenders hereunder), or (2) the use, value and operation of the Project Improvements once completed, or (3) the marketing and sale of the Units and the conversion of the Premises to a Condominium.

“Unfunded Amount” shall mean the unfunded portion of the Shortfall Contingency Component including such amounts held as additional security and available to be advanced under Section 2.6 of the Second Mezzanine Loan Agreement. As used herein, advances of the Shortfall Contingency Component shall mean advances of the Unfunded Amount.

(b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) all capitalized terms defined in the recitals to this Agreement shall have the meanings ascribed thereto whenever used in this Agreement and the terms defined in this Agreement have the meanings assigned to them in this Agreement, and the use of any gender herein shall be deemed to include the other genders;

(ii) terms not otherwise defined herein shall have the meaning assigned to them in the Building Loan Agreement;

(iii) all references in this Agreement to designated Sections, Subsections, Paragraphs, Articles, Exhibits, Schedules and other subdivisions or addenda without reference to a document are to the designated sections, subsections, paragraphs and articles and all other subdivisions of and exhibits, schedules and all other addenda to this Agreement, unless otherwise specified;

(iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall apply to Paragraphs and other subdivisions;

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(v) the headings and captions used in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of the provisions of this Agreement;

(vi) the terms “includes” or “including” shall mean without limitation by reason of enumeration;

(vii) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(viii) the words “to Junior Lender’s knowledge” or “to the knowledge of Junior Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of the applicable Junior Lender with direct oversight responsibility for its Junior Loan without independent investigation or inquiry and without any imputation whatsoever; and

(ix) the words “to Senior Lender’s knowledge” or “to the knowledge of Senior Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of Senior Lender with direct oversight responsibility for the Senior Loan without independent investigation or inquiry and without any imputation whatsoever.

Section 2. Characterization of the Junior Loans.

(a) Senior Loan. Each Junior Lender hereby acknowledges that: (i) Borrower will not ever have any liability or obligation whatsoever with respect to the Junior Notes or otherwise in connection with the payment of the Junior Loans; (ii) the Junior Loans do not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Premises or any other collateral securing the Senior Loan or otherwise grant to any Junior Lender the status as a creditor of Borrower; (iii) it shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Premises or any status as a creditor of Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Borrower; and (iv) it shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Junior Loans as having conferred upon any Junior Lender any lien or encumbrance upon, or security interest in, the Premises or any portion thereof or as having conferred upon Junior Lenders the status of a creditor of Borrower.

(b) First Mezzanine Loan. First Mezzanine Lender hereby acknowledges that: (i) the Second Mezzanine Borrower will not ever have any liability or obligation whatsoever with respect to the First Mezzanine Note or otherwise in connection with the payment of the First Mezzanine Loan; (ii) the First Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing the Second Mezzanine Loan; (iii) the First Mezzanine Loan does not grant to First Mezzanine Lender the status as a creditor of the Second Mezzanine Borrower; (iv) First Mezzanine Lender shall not assert, claim

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or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing the Second Mezzanine Loan; (v) First Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of Second Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Second Mezzanine Borrower; (vi) First Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the First Mezzanine Loan as having conferred upon First Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing the Second Mezzanine Loan or as having conferred upon First Mezzanine Lender the status of a creditor of the Second Mezzanine Borrower; and (vii) no Event of Default under the Second Mezzanine Loan shall, in and of itself, constitute an Event of Default under the First Mezzanine Loan but the circumstances that give rise to the Event of Default under the Second Mezzanine Loan may give rise to an Event of Default under the First Mezzanine Loan in accordance with the terms of the First Mezzanine Loan Documents.

(c) Second Mezzanine Loan. Second Mezzanine Lender hereby acknowledges that: (i) the First Mezzanine Borrower will not ever have any liability or obligation whatsoever with respect to the Second Mezzanine Note or otherwise in connection with the payment of the Second Mezzanine Loan; (ii) the Second Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing the First Mezzanine Loan; (iii) the Second Mezzanine Loan does not grant to Second Mezzanine Lender the status as a creditor of the First Mezzanine Borrower; (iv) Second Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing the First Mezzanine Loan; (v) Second Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of the First Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against the First Mezzanine Borrower; and (vi) Second Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Second Mezzanine Loan as having conferred upon Second Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing the First Mezzanine Loan or as having conferred upon Second Mezzanine Lender the status of a creditor of the First Mezzanine Borrower.

(d) Junior Loans. Senior Lender hereby acknowledges that: (i) no Junior Borrower will ever have any liability or obligation whatsoever with respect to the Senior Note or otherwise in connection with the payment of the Senior Loan; (ii) the Senior Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan; (iii) the Senior Loan does not grant to Senior Lender the status as a creditor of any Junior Borrower; (iv) Senior Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan; (v) Senior Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against any Junior Borrower; and (vi) Senior Lender

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shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Senior Loan as having conferred upon Senior Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan or as having conferred upon Senior Lender the status of a creditor of any Junior Borrower. No Event of Default under any Junior Loan shall, in and of itself, constitute an Event of Default under the Senior Loan, but the circumstances that gave rise to the Event of Default under any Junior Loan may give rise to an Event of Default under the Senior Loan in accordance with the terms of the Senior Loan Documents.

Section 3. Approval of Loans and Loan Documents.

(a) Junior Lenders. Each Junior Lender hereby acknowledges that: (i) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Senior Loan and each of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Loan Documents and each of the Junior Loan Documents; (ii) the execution, delivery and performance of the Senior Loan Documents and each of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Junior Loan Documents relating to the Junior Loan held by such Junior Lender; (iii) none of the other Junior Lenders are under any obligation or duty to, nor has any of the other Junior Lenders represented that it will, see to the application of the proceeds of the Senior Loan; (iv) none of Senior Lender nor any of the other Junior Lenders are under any obligation or duty to, nor has Senior Lender or any of the other Junior Lenders represented that it will, see to the application of the proceeds of any Junior Loan other than the Junior Loan held by such Junior Lender; (v) (A) except as otherwise specifically provided herein, any application or use of the proceeds of the Senior Loan for purposes other than those provided in the Senior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan Documents, and (B) any application or use of the proceeds of any Junior Loan other than the Junior Loan held by such Junior Lender for purposes other than those provided in the related Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the related Junior Loan Documents or the Senior Loan Documents; and (vi) any conditions precedent to such Junior Lender’s consent to mezzanine financing as set forth in the Junior Loan Documents or any other agreements with Junior Borrowers, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived.

(b) Senior Lender. Senior Lender hereby acknowledges that: (i) it has received and reviewed, and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Junior Loan Documents; (ii) the execution, delivery and performance of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Loan Documents; (iii) none of the Junior Lenders are under any obligation or duty to, nor has any Junior Lender represented that it will, see to the application of the proceeds of the Junior Loans other than the Junior Loan held by such Junior Lender; (iv) any

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application or use of the proceeds of the Junior Loans for purposes other than those provided in the Junior Loan Documents, including any Shortfall Advance, shall not affect, impair or defeat the terms and provisions of this Agreement or the Junior Loan Documents (provided that the foregoing shall not limit the obligations of Second Mezzanine Lender to make advances of the Shortfall Contingency Component as required by the Second Mezzanine Loan Agreement and this Agreement or the obligations of Senior Lender to use, hold and apply proceeds of Shortfall Advances as specified in this Agreement); and (v) any conditions precedent to Senior Lender’s consent to mezzanine or partner financing as set forth in the Senior Loan Documents or any other agreements with Borrower, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived.

Section 4. Representations and Warranties.

(a) Senior Lender. As of June 19, 2007, Senior Lender, as Senior Lender under the Refinancing Intercreditor Agreement, represented and warranted as follows (and all references to “the date hereof” in this Section 4(a) refer to June 19, 2007):

(i) Exhibit A attached hereto and made a part hereof is a true, correct and complete listing of the Senior Loan Documents as of the date hereof. As of the date hereof, the outstanding principal balance of the Acquisition Loan is $8,397,402.00, the outstanding principal balance of the Building Loan is $1,537,421.00, the outstanding principal balance of the Project Loan is $1,235,623.00 and interest has been paid through July 8, 2007. Senior Lender has not given notice to Borrower of any default or Event of Default under the Senior Loan Documents that has not been cured.

(ii) Senior Lender is the legal and beneficial owner of the entire Senior Loan, subject to participation interests that may hereafter be created therein, free and clear of any lien, security interest, option or other charge or encumbrance.

(iii) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(iv) Senior Lender has, independently and without reliance upon Junior Lenders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

(v) Senior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized, with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

(vi) All actions necessary to authorize the execution, delivery and performance of this Agreement on behalf of Senior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof. Pursuant to the terms of the Senior Loan Agreement, Senior Lender has the authority to execute and deliver this Agreement on behalf of the Mortgage Lenders.

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(vii) Senior Lender has duly executed and delivered this Agreement on behalf of Senior Lender and this Agreement constitutes the legal, valid and binding agreement of Senior Lender, enforceable against Senior Lender in accordance with its terms, subject to (A) applicable bankruptcy, reorganization, insolvency and moratorium laws and (B) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

(viii) To Senior Lender’s knowledge, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Senior Lender of this Agreement or consummation by Senior Lender of the transactions contemplated by this Agreement.

(ix) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (A) violate or conflict with any provision of the organizational or governing documents of Senior Lender, (B) to Senior Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any contract, mortgage, lease, bond, indenture, agreement or other instrument to which Senior Lender is a party or to which any of its properties are subject, (C) to Senior Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of Senior Lender pursuant to the terms of any such contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument, (D) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body of which Senior Lender has knowledge against, or binding upon, Senior Lender, or upon any of the securities, properties, assets or business of Senior Lender, or (E) to Senior Lender’s knowledge, constitute a violation by Senior Lender of any statute, law or regulation that is applicable to Senior Lender.

(x) The Senior Loan is not cross-defaulted with any other loan. The Premises do not secure any loan from Senior Lender to Borrower, Junior Borrowers or any other Affiliate of Borrower other than the Senior Loan.

(b) Junior Lenders. As of June 19, 2007, Column Financial, Inc. as First Mezzanine Lender and Second Mezzanine Lender under the Refinancing Intercreditor Agreement, represented and warranted, for itself, as follows (and all references to “the date hereof” in this Section 4(b) refer to June 19, 2007):

(i) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

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(ii) Such Junior Lender has, independently and without reliance upon Senior Lender or the other Junior Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

(iii) Such Junior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized, with full power to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

(iv) All actions necessary to authorize the execution, delivery and performance of this Agreement on behalf of such Junior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

(v) Such Junior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding agreement of such Junior Lender, enforceable against such Junior Lender in accordance with its terms, subject to (A) applicable bankruptcy, reorganization, insolvency and moratorium laws and (B) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

(vi) To the knowledge of such Junior Lender, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Junior Lender of this Agreement or consummation by such Junior Lender of the transactions contemplated by this Agreement.

(vii) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (A) violate or conflict with any provision of the organizational or governing documents of such Junior Lender, (B) to such Junior Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any contract, mortgage, lease, bond, indenture, agreement or other instrument to which such Junior Lender is a party or to which any of its properties are subject, (C) to such Junior Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of such Junior Lender pursuant to the terms of any such contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument (provided, however, that such Junior Lender (including, for avoidance of doubt, each Holder of a Junior Note) shall have the right to grant a lien, charge, encumbrance, claim or security interest in the Junior Loan held by such Junior Lender or any portion thereof to a Loan Pledgee as contemplated by the provisions of Section 16), (D) violate any judgment, order, injunction, decree or award of any court, arbitrator,

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administrative agency or governmental or regulatory body of which such Junior Lender has knowledge against, or binding upon, such Junior Lender or upon any of the securities, properties, assets or business of such Junior Lender, or (E) to such Junior Lender’s knowledge, constitute a violation by such Junior Lender of any statute, law or regulation that is applicable to such Junior Lender.

(c) First Mezzanine Lender. As of June 19, 2007, Column Financial, Inc., as First Mezzanine Lender under the Refinancing Intercreditor Agreement, represented and warranted as follows (and all references to “the date hereof” in this Section 4(c) refer to June 19, 2007):

(i) Exhibit B attached hereto and made a part hereof is a true, correct and complete listing of all of the First Mezzanine Loan Documents as of the date hereof. As of the date hereof, the outstanding principal balance of the First Mezzanine Loan is $42,000,000.00 and interest has been paid through July 8, 2007. First Mezzanine Lender has not given notice to First Mezzanine Borrower of any default or Event of Default under the First Mezzanine Loan Documents that has not been cured.

(ii) First Mezzanine Lender is the legal and beneficial owner of the entire First Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) The First Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan. The Separate Collateral granted to First Mezzanine Lender does not secure any loan from First Mezzanine Lender to Borrower or Second Mezzanine Borrower or any Affiliate of Borrower or Second Mezzanine Borrower other than the First Mezzanine Loan and neither the Premises nor the Separate Collateral pledged to Second Mezzanine Lender directly secure any loan from First Mezzanine Lender to First Mezzanine Borrower.

(d) Second Mezzanine Lender. As of June 19, 2007, Column Financial, Inc., as Second Mezzanine Lender, represented and warranted as follows (and all references to “the date hereof” in this Section 4(c) refer to June 19, 2007):

(i) Exhibit C attached hereto and made a part hereof is a true, correct and complete listing of all of the Second Mezzanine Loan Documents as of the date hereof. As of the date hereof, the outstanding principal balance of the Second Mezzanine Loan is $21,900,000.00 and interest has been paid through July 8, 2007. Second Mezzanine Lender has not given notice to Second Mezzanine Borrower of any default or Event of Default under the Second Mezzanine Loan Documents that has not been cured.

(ii) Second Mezzanine Lender is, subject to participations in accordance with the provisions hereof, the legal and beneficial owner of the entire Second Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

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(iii) The Second Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan and the First Mezzanine Loan. The Separate Collateral granted to Second Mezzanine Lender does not secure any loan from Second Mezzanine Lender to Borrower or First Mezzanine Borrower or any other Affiliate of Borrower or First Mezzanine Borrower other than the Second Mezzanine Loan and neither the Premises nor the Separate Collateral pledged to First Mezzanine Lender directly secure any loan from Second Mezzanine Lender to Second Mezzanine Borrower.

Section 5. Transfer of Junior Loans or Senior Loan.

(a) No Junior Lender shall Transfer more than forty-nine percent (49%) (when aggregated with all prior transfers) of its beneficial interest in its respective Funded Junior Loan, unless (i) such Transfer is to a Qualified Transferee (including a Person that is a Qualified Transferee by reason of being named in the definition thereof), (ii) such Transfer complies with Section 14 or Section 16, as applicable, or (iii) (A) either prior to the issuance of the Certificates or in the event that the Certificates are issued and the Senior Loan is subsequently removed from the vehicle that issued the Certificates and not placed in another Securitization, Senior Lender and, with respect to a Transfer of any beneficial interests in the Second Mezzanine Loan, First Mezzanine Lender, have given their prior written consent to such proposed transfer, which consent, in the case of First Mezzanine Lender, shall not be unreasonably withheld, conditioned or delayed and, in the case of Senior Lender, may be withheld in the sole discretion of Senior Lender, or (B) if there are any Certificates outstanding, a Rating Agency Confirmation has been given with respect to such Transfer, in which case the related transferee shall thereafter be deemed to be a “Qualified Transferee” for all purposes of this Agreement. Second Mezzanine Lender shall not Transfer any portion of the Unfunded Amount of the Shortfall Contingency Component unless (A) either prior to the issuance of the Certificates or in the event that the Certificates are issued and the Senior Loan is subsequently removed from the vehicle which issued the Certificates and not placed in another Securitization, (x) Senior Lender has given its prior written consent to such proposed transfer, which consent may be withheld in the sole discretion of Senior Lender and (y) either First Mezzanine Lender has given its prior written consent to such proposed transfer, which consent shall not be unreasonably withheld, conditioned or delayed, or the proposed transferee is a Qualified Transferee, or (B) if there are any Certificates outstanding, a Rating Agency Confirmation has been given with respect to such Transfer, in which case the related transferee shall thereafter be deemed to be a “Qualified Transferee” for all purposes of this Agreement. In addition, so long as any portion of the Shortfall Contingency Component has not been funded, Second Mezzanine Lender agrees that there will be no more than two (2) holders of or participants in the Unfunded Amount of the Second Mezzanine Loan. Notwithstanding anything to the contrary contained herein, Transfers of participation interests in any Junior Loan between participants in such Junior Loan in accordance with the provisions of this Agreement shall not require the consent of Senior Lender or, if applicable, First Mezzanine Lender. Any transferee of a direct interest in a Junior Loan

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(other than to a Loan Pledgee in accordance with Section 16) must assume in writing the obligations of the applicable Junior Lender arising from and after the date of such transfer, or with respect to a participant holding an indirect interest in a Junior Loan, such participants’ pro-rata share (as it may change from time to time in accordance with the relevant co-lender or participation agreement) of the obligations of Junior Lender arising from and after such date hereunder (including in the case of Second Mezzanine Lender, its pro-rata share obligations in respect of the Shortfall Contingency Component set forth in Section 15(i)) from and after such Transfer and agree to be bound by the terms and provisions hereof. Such proposed transferee shall also remake each of the representations and warranties contained herein made by the transferring Junior Lender for the benefit of the Senior Lender and the other Junior Lender.

(b) In connection with a Transfer by any Junior Lender of more than forty-nine percent (49%) (when aggregated with all prior transfers) of its beneficial interest in the Funded Junior Loan or any portion of the Unfunded Amount of the Shortfall Contingency Component, the applicable Junior Lender shall, at least five (5) Business Days prior to such Transfer, provide to Senior Lender, the other Junior Lender, and, if any Certificates are outstanding and rated by any Rating Agency, the Rating Agencies, a certification that such Transfer will be made in accordance with this Section 5, such certification to include the name and contact information of the Qualified Transferee. The provisions of this Section 5(b) shall not apply to a Pledge granted in accordance with Section 16 of this Agreement.

(c) Each Junior Lender acknowledges that: (i) any Rating Agency Confirmation may be granted or denied by the Rating Agencies in their sole and absolute discretion, and (ii) such Rating Agencies may charge customary fees in connection with any such action, which shall be paid by the transferring Junior Lender. Senior Lender agrees, at the request and expense of any Junior Lender, to cooperate with such Junior Lender in obtaining any such Rating Agency Confirmation.

(d) Senior Lender may, from time to time, Transfer all or any portion of the Senior Loan or any interest therein and obligations thereunder, without the consent of any Junior Lender, provided that (i) any such Transfer shall be to an Eligible Assignee (as defined in the Building Loan Agreement), unless, at the time of such Transfer, a Senior Loan Event of Default, other than Uncurable Defaults, shall exist, (ii) Senior Lender complies with all of the terms and conditions of Section 10.23 of the Building Loan Agreement and delivers to each Junior Lender all documents required to be delivered by Senior Lender to Borrower under the Building Loan Agreement, and (iii) any such transferee enters into an Assignment and Acceptance (as defined and in the form attached as Exhibit A to the Building Loan Agreement). Notwithstanding any such Transfer or subsequent Transfer by a transferee of Senior Lender, the Senior Loan and the Senior Loan Documents shall be and remain a senior obligation in the respects set forth in this Agreement to the Junior Loans and the Junior Loan Documents in accordance with the terms and provisions of this Agreement. Notwithstanding anything to the contrary contained herein, in no event shall any such Transfer be to Borrower, to any Junior Borrower or to any Affiliate of Borrower or of any Junior Borrower or a Prohibited Person. In addition, Senior Lender can replace the Agent under the Senior Loan Documents in accordance with the provisions of Article 13 of the Building Loan Agreement.

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(e) First Mezzanine Lender may, from time to time, in its sole discretion, Transfer all or any portion of the First Mezzanine Loan or any interest therein to a Qualified Transferee without the consent of Second Mezzanine Lender but subject to the other provisions of this Section 5, provided that any such transferee (excluding any transferee that is only purchasing a participation interest in the First Mezzanine Loan) assumes in writing the obligations of First Mezzanine Lender under the First Mezzanine Loan Documents and hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions thereof and hereof and such proposed transferee shall also remake each of the representations and warranties contained herein made in Section 4(b) above by First Mezzanine Lender for the benefit of the Senior Lender and Second Mezzanine Lender, modified to refer to the transfer of the transferred interest in the First Mezzanine Loan rather than the execution of this Agreement, and as otherwise appropriate. Notwithstanding any such Transfer or subsequent Transfer by a transferee of First Mezzanine Lender, the First Mezzanine Loan and the related First Mezzanine Loan Documents shall be and remain a senior obligation with respect to the Second Mezzanine Loan in the respects set forth in this Agreement and in accordance with the terms and provisions of this Agreement; provided, however, that in no event shall any such Transfer be to Borrower or to any Affiliate of Borrower (including, without limitation, any Junior Borrower that is an Affiliate of Borrower or a Prohibited Person).

(f) If more than one Person shall hold a direct interest in a Junior Loan, the holder(s) of more than fifty percent (50%) of the principal amount of such Junior Loan (unless the applicable participation agreement or co-lender agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall be specified in the notice hereinafter required and upon which Senior Lender and the other Junior Lender shall be entitled to rely) shall designate by written notice to Senior Lender and the other Junior Lender one of such Persons or a third party representative on their behalf (the “Directing Junior Lender”) to act on behalf of all such Persons holding an interest in such Junior Loan. The Directing Junior Lender or its designee shall have the sole right to receive any notices which are required to be given or which may be given to the Junior Lender holding the applicable Junior Loan pursuant to this Agreement and to exercise the rights and powers given to the Junior Lender holding the applicable Junior Loan hereunder, including any approval rights of the Junior Lender holding the applicable Junior Loan; provided that until the Directing Junior Lender has been so designated, the last Person known to the Senior Lender and the other Junior Lender to hold more than a fifty percent (50%) direct interest in the applicable Junior Loan shall be deemed to be the Directing Junior Lender for such Junior Loan. Once the Directing Junior Lender has been designated hereunder with respect to a Junior Loan, Senior Lender and the other Junior Lender shall be entitled to rely on such designation until it has received written notice from the holder(s) of more than fifty percent (50%) of the principal amount of the applicable Junior Loan of the designation of a different Person to act as the Directing Junior Lender for such Junior Loan (unless the applicable participation agreement or co-lender agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall

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be specified in such notice and upon which Senior Lender and the other Junior Lender shall be entitled to rely). Notwithstanding any provision of this Section 5(f) to the contrary, each Person holding an interest in a Junior Loan shall be deemed to be a Junior Lender with respect to the applicable Junior Loan for purposes of the rights and restrictions contained in Sections 5(a), (b), (c) and (e), and shall be subject to the rights and restrictions thereof with respect to such Person’s interest in the applicable Junior Loan.

(g) The Agent under the Senior Loan Documents (the “Directing Senior Lender”) shall act on behalf of all Persons holding an interest in the Senior Loan. The Directing Senior Lender shall have the sole right to receive any notices which are required to be given or which may be given to Senior Lender pursuant to this Agreement and to exercise the rights and power given to Senior Lender, including any approval rights of the Senior Lender. Each Junior Lender shall be entitled to rely on such designation of the Agent as the Directing Senior Lender until it has received written notice from last party so designated pursuant this Section 5(d) to be the Agent or Directing Senior Lender that a replacement Agent has been designated pursuant to the terms of the Senior Agreement. Notwithstanding any provision of this Section 5(g) to the contrary, each Person holding an interest in the Senior Loan shall be deemed to be a Senior Lender with respect to the Senior Loan for purposes of the rights and restrictions contained in Section 5(d), and shall be subject to the rights and restrictions thereof with respect to such Person’s interest in the Senior Loan. The parties acknowledge that PB Capital Corporation is the current Agent and Directing Senior Lender.

Section 6. Foreclosure of Separate Collateral.

(a) No Junior Lender may complete a foreclosure or otherwise realize upon its Equity Collateral (including, without limitation, obtaining title to the Equity Collateral or selling or otherwise transferring the Equity Collateral) unless:

(i) (A) the transferee of the title to the Equity Collateral is a Qualified Transferee, or (B) (1) either (i) if any Certificates are outstanding that have been rated by at least one Rating Agency and the Senior Loan has not been removed from the vehicle which issued the Certificates, a Rating Agency Confirmation is given with respect to such foreclosure or other realization upon the Equity Collateral, or (ii) prior to the issuance of any Certificates or in the event any Certificates are issued and the Senior Loan is subsequently removed from the vehicle which issued the Certificates and not placed in another Securitization, approval of the Senior Lender is given with respect to such foreclosure or other realization upon the Equity Collateral, and (2) approval of First Mezzanine Lender is given with respect to such foreclosure or other realization upon the Equity Collateral by Second Mezzanine Lender, which approvals in the case of clause (B)(2) shall not be unreasonably withheld, conditioned or delayed;

(ii) Unless the transferee is a Qualified Substitute Developer, within thirty (30) days following the transfer of title to the Equity Collateral, a Qualified Substitute Developer will be engaged to manage the development of the Premises as a condominium project and the marketing and sale of the Units all in accordance with the

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Plans and Specifications and applicable covenants under the Senior Loan Agreement as modified hereby as to Junior Lender, and to the extent such Junior Lender is as a result thereof entitled or obligated to replace the manager of the Premises, the Premises will be managed by a Qualified Manager within thirty (30) days after the transfer of title to the Equity Collateral;

(iii) upon foreclosure or other realization upon the Equity Collateral by Second Mezzanine Lender or an Affiliate of Second Mezzanine Lender, Second Mezzanine Lender shall deliver to Senior Lender an agreement in form and substance reasonably satisfactory to Senior Lender confirming that Second Mezzanine Lender shall continue to make Advances to Senior Lender of the Unfunded Amount of the Shortfall Contingency Component in accordance with Section 2.6 of the Second Mezzanine Loan Agreement in an aggregate amount equal to the Unfunded Amount of the Shortfall Contingency Component (as calculated immediately prior to such foreclosure or realization), which Shortfall Advances shall be applied by Senior Lender in accordance with the provisions of this Agreement and the provisions of Section 2.1.10 of the Building Loan Agreement or the Project Loan Agreement, as applicable, and Senior Lender shall acknowledge that in no event shall Second Mezzanine Lender’s obligations thereunder exceed the Unfunded Amount; except as set forth in this Section 6(a)(iii), no other guaranties or indemnities shall be required in connection with any foreclosure or other realization upon the Equity Collateral by Second Mezzanine Lender;

(iv) within ten (10) days after the transfer of title to the Equity Collateral, the transferee of the Equity Collateral causes Borrower, and First Mezzanine Borrower, as applicable, to reaffirm in writing, subject to such exculpatory provisions as shall be set forth in the Senior Loan Documents or the First Mezzanine Loan Documents (excluding any obligations under any Guaranties), as applicable, all of the terms, conditions and provisions of the Senior Loan Documents or the First Mezzanine Loan Documents, as applicable, on the part of Borrower or the First Mezzanine Borrower, as the case may be, to be performed after the date of such Transfer (as such conditions and obligations may be extended by application of Section 6(a)(v);

(v) all defaults under the Senior Loan and the First Mezzanine Loan, as applicable, shall have been cured by the transferee of the Equity Collateral or waived by the Senior Lender or First Mezzanine Lender, as applicable, provided, however, that (1) Uncurable Defaults will be waived by Senior Lender or First Mezzanine Lender, as applicable (it being understood that any default arising from a Proceeding regarding Borrower or First Mezzanine Borrower shall be waived, provided that such default shall no longer be waived if such Proceeding shall not be dismissed within one hundred twenty (120) days after the transferee acquires title to the Equity Collateral), and (2) non-monetary defaults that can only be cured by such transferee following its acquisition of the Equity Collateral, shall be cured by such transferee as soon as practicable following its acquisition of the Equity Collateral but in any event prior to the expiration of the applicable Non-Monetary Cure Period, and (3) with respect to any provision of the Senior

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Loan Documents or the First Mezzanine Loan Documents, as applicable, that requires that any act be performed or completed on or prior to a certain date, the transferee shall have an additional sixty (60) days beyond the time period provided to Borrowers or First Mezzanine Borrower to perform or complete such act and such additional time as may be reasonably required to perform or complete such act provided that the transferee is diligently proceeding to perform or complete such act and such additional time does not impair the ability to complete the Project Improvements prior to the Initial Maturity Date or the value, use or operation of the Project Improvements once completed;

(vi) upon consummation of any transfer of the Equity Collateral pursuant to this Section 6(a) (which shall be within thirty (30) days subsequent to the transfer), the applicable Junior Lender provides to Senior Lender and/or the First Mezzanine Lender, as applicable, and, if there are any Certificates then outstanding, the Rating Agencies, notice of the transfer of title to the Equity Collateral and an officer’s certificate from an officer of such Junior Lender certifying that all conditions set forth in this Section 6(a) have been satisfied; and

(vii) the transferee of the Equity Collateral pays all of the reasonable actual out-of-pocket fees and expenses incurred in connection with the transfer, including, without limitation, legal fees incurred by Senior Lender and First Mezzanine Lender, as applicable, and reasonable fees and expenses of the Rating Agencies in connection with such transfer provided, however, that any transfer or assumption fee in the Senior Loan Agreement or the First Mezzanine Loan Agreement, as applicable, shall be waived as a condition to such transfer (provided that if such Junior Lender or purchaser obtaining title to the Equity Collateral is an Affiliate of Borrower or any Junior Borrower, then any transfer or assumption fee in the Senior Loan Agreement or the First Mezzanine Loan Agreement, as applicable, shall be due and payable as a condition to such transfer).

Senior Lender and First Mezzanine Lender, as applicable, may request reasonable evidence that the foregoing requirements have been satisfied.

(b) Nothing contained herein shall limit or restrict the right of any Junior Lender to exercise its rights and remedies, in law or in equity, or otherwise (i) in order to realize on any Separate Collateral that is not Equity Collateral and to apply the proceeds therefrom as it deems appropriate in its discretion (i.e., without payment subordination), but subject to clause (ii) hereof, and/or (ii) against any guarantor (a “Guarantor”) under any guaranty or indemnity granted to any Junior Lender as additional collateral to secure the obligations under the applicable Junior Loan Documents (a “Guaranty Claim”); provided, however, that if such Guarantor has also given a guaranty or indemnity under, or is otherwise a Guarantor under, the Senior Loan Documents, each Junior Lender agrees that it shall not seek or pursue the enforcement of any judgments against such Guarantor pursuant to this clause (ii) if (A) Senior Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any corresponding guaranty granted to Senior Lender as additional collateral to

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secure the obligations under the Senior Loan Documents without the consent of Senior Lender, which consent shall not unnecessarily be withheld, conditioned or delayed, or (B) if applicable, First Mezzanine Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any corresponding guaranty granted to First Mezzanine Lender as additional collateral to secure the obligations under the First Mezzanine Loan Documents without the consent to First Mezzanine Lender, which consent shall not be unreasonably withheld, conditioned or delayed, and any right of payment of any Junior Lender under a Guaranty Claim shall be subject and subordinate in all respects to the rights and claims of Senior Lender against such Guarantor, and if applicable, First Mezzanine Lender, against such Guarantor. In the event that any Junior Lender shall exercise its rights to pursue any Guaranty Claim in accordance with the provisions of this Agreement and shall recover any amounts with respect to such Guaranty Claim, such Junior Lender shall hold all amounts so recovered in trust for the benefits of Senior Lender and such Junior Lender shall (x) in the event that Senior Lender reasonably determines that a Shortfall exists, pay to Senior Lender an amount equal to the amount of the Shortfall (but in no event in excess of the amount recovered), which amount shall be held by Senior Lender and disbursed in accordance with the provisions of Section 2.1.10 of the Building Loan Agreement or the Project Loan Agreement as applicable, or (y) upon the occurrence of a Senior Loan Event of Default, pay all amounts so held to Senior Lender, provided, however that upon payment of the Senior Loan in full, Junior Lender shall have the right to apply any amounts so held in accordance with the provisions of the applicable Junior Loan Documents.

(c) If a Junior Lender or any purchaser at a UCC sale obtains title to the Equity Collateral, then, provided the conditions in Section 6(a) are met, to the extent applicable, each of Senior Lender and First Mezzanine Lender, as applicable, acknowledges and agrees that any such transfer shall not constitute a breach or default under the Senior Loan Documents or the First Mezzanine Loan Documents, as applicable. Senior Lender and First Mezzanine Lender also acknowledge and agree that it will not impose any fees or unreasonable delays in connection with such Transfer.

(d) To the extent that any Qualified Transferee or other permitted transferee under this Agreement acquires the Equity Collateral pledged to a Junior Lender pursuant to the Junior Loan Documents in accordance with the provisions and conditions of this Agreement, such Qualified Transferee or other permitted transferee under this Agreement shall acquire the same subject to (i) the Senior Loan and the terms, conditions and provisions of the Senior Loan Documents and (ii) as applicable, the First Mezzanine Loan and the terms, conditions and provisions of the First Mezzanine Loan Documents, which shall not be accelerated by Senior Lender or First Mezzanine Lender, as applicable, solely due to such acquisition and shall remain in full force and effect, provided, however, such Qualified Transferee shall not be obligated to comply with or satisfy terms and conditions: (1) of any Guaranty included within the Senior Loan Documents or the First Mezzanine Loan Documents, as applicable; or (2) to the extent that they have been waived (i.e. Uncurable Defaults), extended or otherwise modified by application of this Agreement.

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(e) In addition to the obligations of Senior Lender to make Advances during Non-Monetary Cure Periods as set forth in Section 12(g), Senior Lender hereby agrees that Senior Lender shall have the obligation to continue to make Advances under the Senior Loan Documents if a Junior Lender or a Qualified Transferee or other permitted transferee under this Agreement acquires the ownership interests in Borrower or First Mezzanine Borrower pursuant to an Equity Collateral Enforcement Action, provided that (i) all of the conditions to such Advances set forth in the Senior Loan Agreement shall be satisfied after taking into effect any cure rights granted to Junior Lender hereunder (and the extension of time periods and replacement of developers and managers contemplated herein), other than the absence of Uncurable Defaults, which Uncurable Defaults will be waived or deemed to be waived pursuant to the terms of this Agreement, provided, that with respect to a Proceeding regarding Borrower, such Proceeding shall be dismissed within one hundred twenty (120) days after the transferee acquires title to the Equity Collateral), (ii) such Advances shall be used for the purposes contemplated by the Senior Loan Agreement, and (iii) the transferee shall provide to Agent, as a condition precedent to any Draw Request by the transferee under the Senior Loan, information demonstrating to Senior Lender’s reasonable satisfaction that such transferee is or is deemed to be a Qualified Substitute Developer or has contracted with a Qualified Substitute Developer to complete the construction and development of the Premises and the marketing and sale of the Units and to maintain and operate the Premises to the standard required by the Senior Loan Documents. The obligations of Senior Lender pursuant to this Section 6(e) shall survive any termination of this Agreement.

(f) Nothing contained in this Section 6 is intended (i) to limit any Loan Pledgee’s right under its financing documents with any Junior Lender to foreclose against such Junior Lender, provided that such Loan Pledgee complies with the applicable provisions of Section 16, or (ii) if any such Loan Pledgee has foreclosed under its financing documents as aforesaid, to limit such Loan Pledgee’s right to foreclose against the applicable Junior Borrower’s interest in the Separate Collateral, provided that Loan Pledgee complies with the applicable provisions of this Section 6.

(g) Each Junior Lender shall have the right to make a claim pursuant to its respective Assignment of Title Insurance Proceeds provided however, that any proceeds so received shall be held by the applicable Junior Lender as security for its Junior Loan until the Senior Loan shall have been paid in full, and upon the occurrence of any Senior Loan Event of Default, any such amounts shall, upon notice from Senior Lender to the applicable Junior Lender, be paid by the applicable Junior Lender to Senior Lender to be applied to the payment of the Senior Loan.

Section 7. Notice of Rating Confirmation. Each Junior Lender shall promptly notify Senior Lender and each other Junior Lender of any intended action relating to its respective Junior Loan that would require Rating Agency Confirmation hereunder and Senior Lender shall cooperate with such Junior Lender in obtaining such confirmation. Senior Lender shall promptly notify Junior Lenders of any intended action relating to the Senior Loan that would require Rating Agency Confirmation and Junior Lenders shall cooperate with Senior Lender in obtaining such confirmation. The Junior Lender whose action necessitates a Rating Agency Confirmation shall pay all fees and expenses of the Rating Agencies in connection with such Rating Agency Confirmation.

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Section 8. Modifications, Amendments, Etc.

(a) Senior Lender shall have the right without the consent of any Junior Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Senior Loan Modification”) of the Senior Loan or the Senior Loan Documents provided that any such Senior Loan Modification shall not (i) increase the interest rate or maximum principal amount of the Senior Loan except for increases in principal to cover workout costs (including any closing costs in connection with any such workout) and Protective Advances made by Senior Lender or its servicer, (ii) increase in any other material respect any monetary obligations of Borrower under the Senior Loan Documents, (iii) shorten or extend the scheduled maturity date of the Senior Loan (except that Senior Lender may permit Borrower to exercise any extension options in accordance with the terms and provisions of the Senior Loan Documents), (iv) convert or exchange the Senior Loan into or for any other indebtedness or subordinate any of the Senior Loan to any other indebtedness, (v) amend or modify the provisions limiting transfers of interests in Borrower, any Junior Borrower or the Premises, (vi) modify, amend or terminate the terms and provisions of the Senior Cash Management Agreement or any of the other Senior Loan Documents with respect to the manner, timing, priority, amounts, conditions for release or method of the application of payments or reserves under the Senior Loan Documents or any Junior Loan Documents, (vii) cross default the Senior Loan with any other indebtedness, (viii) consent to a strike price with respect to any new or extended interest rate cap agreement entered into in connection with the extended term of the Senior Loan higher than the strike price provided for in the Senior Loan Documents, (ix) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield or spread maintenance charge or increase the amount of any such prepayment fee, premium or yield or spread maintenance charge or impose any new prepayment fee, premium or yield or spread maintenance charge, (x) release its lien on any material portion of the collateral originally granted under the Senior Loan Documents (except as may be required in accordance with the terms of the Senior Loan Documents) or spread the lien of the mortgage securing the Senior Loan to encumber additional real property other than the Premises, (xi) provide for any contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises (or other similar equity participation), (xii) impose any financial covenants on Borrower (or if such covenants exist, impose more restrictive financial covenants on Borrower), (xiii) modify, amend or add any default provision or delete or shorten any notice, cure or grace periods available to Borrower, (xiv) [Intentionally Omitted], (xv) impose any new or additional fees not provided for in the Senior Loan Documents, (xvi) waive in any material respect any requirement of Borrower with respect to alterations under the Senior Loan Agreement following completion of the Project Improvements, (xvii) accept a grant of a lien on or security interest in any Separate Collateral, (xviii) except as otherwise permitted herein, waive, amend or modify any of the conditions or provisions relating to Advances to be made under the Senior Loan Documents in a manner that would, as a whole,

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impose additional material or materially more restrictive conditions upon Borrower, (xix), amend or modify the provisions of the Senior Loan Documents relating to reserve funds, extension options or application of proceeds upon the occurrence of a casualty or condemnation, or (xx) amend or modify the definition of Eligible Assignee set forth in the Senior Loan Agreement or amend or modify the provisions of the Senior Loan Agreement relating to the replacement of the Agent; provided, however, that after the expiration of the applicable Monetary Cure Period or Non-Monetary Cure Period, as the same may be extended pursuant to Section 12, Senior Lender shall not be obligated to obtain the consent of any Junior Lender to a Senior Loan Modification in the case of a work-out or other surrender, extension, compromise, release, renewal, or indulgence relating to the Senior Loan during the existence of an Event of Default with respect to the Senior Loan, except that (A) under no circumstance shall modifications as described in clause (i) (with respect to increase in principal amount only), clause (v) (to the extent such modification would cause the exercise of remedies and realization upon the Equity Collateral by a Junior Lender or a Loan Pledgee in accordance with the terms hereof or constitute an Event of Default), or clause (ix) be made without the written consent of each of the Junior Lenders and (B) if a Junior Lender has cured or is in the process of curing (within the time permitted herein for cure) any such Event of Default that Junior Lender is capable of curing and with respect to non-monetary Events of Default that Junior Lender is not capable of curing, if such Events of Default do not and will not materially adversely affect the Premises or the use, value or operation thereof and if such Junior Lender is diligently pursuing its remedies to acquire its Equity Collateral pursuant to the applicable Junior Loan Documents, Senior Lender will not violate the other provisions of items (i) through (xx) above without the written consent of Junior Lenders. In addition and notwithstanding the foregoing provisions of this Section 8(a), any amounts funded by Senior Lender pursuant to the Senior Loan Documents as a result of (A) the making of any Protective Advances or other Advances by the Senior Lender or its servicer, or (B) interest accruals or accretions and any compounding thereof (including default interest), shall not be deemed to contravene this Section 8(a).

(b) Each Junior Lender shall have the right without the consent of Senior Lender or any other Junior Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Junior Loan Modification”) of its respective Junior Loan or the Junior Loan Documents to which it is a party, provided that:

(i) without the consent of Senior Lender and First Mezzanine Lender, as applicable, no such Junior Loan Modification with respect to the applicable Junior Loan shall: (A) increase the interest rate or principal amount of the Junior Loan except for increases in principal to cover workout costs (including any closing costs in connection with any such workout) and Protective Advances made by the applicable Junior Lender or its servicer, (B) increase in any other material respect any monetary obligations of the applicable Junior Borrower under the applicable Junior Loan Documents, (C) shorten or extend the scheduled maturity date of the Junior Loan (except that the applicable Junior Lender may permit the applicable Junior Borrower to exercise any extension options in accordance with the terms and provisions of the related Junior

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Loan Documents), (D) convert or exchange the Junior Loan into or for any other indebtedness or subordinate any of the Junior Loan to any other indebtedness, (E) amend or modify the provisions limiting transfers of interests in Borrower, any Junior Borrower or the Premises, (F) cross default the Junior Loan with any other indebtedness except for the Senior Loan and the First Mezzanine Loan, if applicable, (G) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or increase the amount of any such prepayment fee, premium or yield maintenance charge or impose any new prepayment fee, premium or yield maintenance charge, (H) except as currently exists under the Second Mezzanine Loan Documents provide for any contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises (or other similar equity participation), (I) impose any financial covenants on the applicable Junior Borrower (or if such covenants exist, impose more restrictive financial covenants on such Junior Borrower), (J) modify, amend or add any default provision or delete or shorten any notice, cure or grace periods available to the applicable Junior Borrower, (K) impose any new or additional fees not provided for in the applicable Junior Loan Documents, (L) accept a grant of any lien on or security interest in any collateral or property of the applicable Junior Borrower or any other Person not originally granted or contemplated to be granted under the applicable Junior Loan Documents, (M) consent to a strike price with respect to any new or extended interest rate cap agreement entered into in connection with the extended term of the applicable Junior Loan higher than the strike price provided for in the applicable Junior Loan Documents, (N) amend or modify any of the conditions or provisions relating to Advances (as defined in the Second Mezzanine Loan Agreement) to be made under the Second Mezzanine Loan Documents, or (O) reduce any Minimum Sales Price, Minimum Release Price or Required Release Price for a Unit or otherwise amend or modify the definition of Bona Fide Sales Contract or any provision with respect to sales or releases of Units contained in the applicable Junior Loan Agreement; provided, however, that after the expiration of the applicable Junior Loan Monetary Cure Period or Junior Loan Non-Monetary Cure Period, as the same may be extended pursuant to Section 12, the applicable Junior Lender shall not be obligated to obtain the consent of Senior Lender or First Mezzanine Lender, as applicable, to a Junior Loan Modification in the case of a work-out or other surrender, extension, compromise, release, renewal, or indulgence relating to the applicable Junior Loan during the existence of an Event of Default with respect to such Junior Loan, except that under no circumstance shall modifications as described in clause (A) (with respect to increase in principal amount only), clause (B), clause (C) (with respect to shortening maturity only), clause (D), clause (H), clause (M) or clause (N) be made without the written consent of Senior Lender and First Mezzanine Lender, if applicable); and

(ii) without the consent of Second Mezzanine Lender (in addition to any consents required in the preceding paragraph), no such Junior Loan Modification with respect to the First Mezzanine Loan shall: (A) increase the interest rate or principal amount of the First Mezzanine Loan except for increases in principal to cover workout

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costs (including any closing costs in connection with any such workout) and Protective Advances made by First Mezzanine Lender or its servicer, (B) increase in any other material respect any monetary obligations of First Mezzanine Borrower under the First Mezzanine Loan Documents, (C) shorten or extend the scheduled maturity date of the First Mezzanine Loan (except that First Mezzanine Lender may permit First Mezzanine Borrower to exercise any extension options in accordance with the terms and provisions of the First Mezzanine Loan Documents), (D) convert or exchange the First Mezzanine Loan into or for any other indebtedness or subordinate any of the First Mezzanine Loan to any other indebtedness, (E) amend or modify the provisions limiting transfers of interests in Borrower, any Junior Borrower or the Premises, (F) modify, amend or terminate any of the provisions of the First Mezzanine Loan Documents with respect to the manner, timing, priority, amounts or method of the application of payments under the First Mezzanine Loan Documents, (G) cross default the First Mezzanine Loan with any other indebtedness except for the Senior Loan, (H) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or increase the amount of any such prepayment fee, premium or yield maintenance charge or impose any new prepayment fee, premium or yield maintenance charge, (I) release its lien on any material portion of the collateral originally granted under the First Mezzanine Loan Documents (except as may be required in accordance with the terms of the First Mezzanine Loan Documents), (J) provide for any contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises (or other similar equity participation), (K) impose any financial covenants on First Mezzanine Borrower (or if such covenants exist, impose more restrictive financial covenants on First Mezzanine Borrower), (L) modify, amend or add any default provision or delete or shorten any notice, cure or grace periods available to First Mezzanine Borrower, (M) modify or amend any insurance requirements (including any deductibles, limits, qualifications of insurers or terrorism insurance requirements), (N) impose any new or additional fees not provided for in the First Mezzanine Loan Documents, (O) accept a grant of any lien on or security interest in any collateral or property of First Mezzanine Borrower or any other Person not originally granted or contemplated to be granted under First Mezzanine Loan Documents, (P) amend or modify the provisions of the First Mezzanine Documents relating to reserve funds, extension options or application of proceeds upon the occurrence of a casualty or condemnation or reduce First Mezzanine Borrower’s financial reporting requirements, (Q) consent to a strike price with respect to any new or extended interest rate cap agreement entered into in connection with the extended term of the First Mezzanine Loan higher than the strike price provided for in the First Mezzanine Loan Documents, or (R) reduce any Minimum Sales Price, Minimum Release Price or Required Release Price for a Unit or otherwise amend or modify the definition of Bona Fide Sales Contract or any provision with respect to sales or releases of Units contained in the applicable First Mezzanine Loan Agreement; provided, however, that after the expiration of the applicable Junior Loan Monetary Cure Period or Junior Loan Non-Monetary Cure Period, as the same may be extended pursuant to Section 12, First Mezzanine Lender shall not be obligated to obtain the consent of Second

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Mezzanine Lender to a Junior Loan Modification in the case of a work-out or other surrender, extension, compromise, release, renewal, or indulgence relating to the First Mezzanine Loan during the existence of an Event of Default with respect to the First Mezzanine Loan, except that under no circumstance shall modifications as described in clause (A) (with respect to increase in principal amount only), clause (E) (to the extent such modification would cause the exercise of remedies and realization upon the Equity Collateral by Second Mezzanine Lender or a Loan Pledgee in accordance with the terms hereof or constitute an Event of Default), clause (G), clause (H) or clause (N), be made without the written consent of Second Mezzanine Lender.

In addition and notwithstanding the foregoing provisions of this Section 8(b), the following shall not be deemed to contravene the terms of this Section 8(b):

any amounts funded by a Junior Lender under its Junior Loan Documents as a result of (A) the making of any Protective Advances or other advances by such Junior Lender, or (B) interest accruals or accretions and any compounding thereof (including default interest);

(c) Senior Lender shall deliver to the Junior Lenders promptly upon execution thereof copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Senior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by Senior Lender).

(d) Each Junior Lender shall deliver to Senior Lender and the other Junior Lender promptly upon execution thereof copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of its respective Junior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by such Junior Lender).

Section 9. Subordination of Junior Loans and Junior Loan Documents

Except as otherwise provided in this Agreement, each Junior Lender hereby subordinates and makes junior the Junior Loan held by such Junior Lender, the related Junior Loan Documents and the liens and security interests created thereby, and all rights, remedies, terms and covenants contained therein, to (i) the Senior Loan and the First Mezzanine Loan, as applicable, (ii) the liens and security interests created by the Senior Loan Documents and the First Mezzanine Loan Documents, as applicable, and (iii) all of the terms, covenants, conditions, rights and remedies contained in the Senior Loan Documents and the First Mezzanine Loan Documents, as applicable. No extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents or the First Mezzanine Loan Documents, as applicable, that are permitted by Section 8 shall affect the subordination thereof as set forth in this Section 9. In addition, this Agreement, except as set forth in Section 6 hereof, shall not be construed as subordinating and shall not subordinate or impair a Junior Lender’s first lien priority right, estate and interest in and to the Separate

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Collateral relating solely to the Junior Loan that is held by such Junior Lender, and Senior Lender and the other Junior Lender each hereby acknowledges and agrees that (A) none of Senior Lender or the other Junior Lender has, and shall not hereafter acquire, any lien on or any other interest whatsoever in such Separate Collateral, or any part thereof, and that collection from any such Separate Collateral, the exercise of remedies and realization upon such Separate Collateral by such Junior Lender or a Loan Pledgee and the application of proceeds therefrom as Junior Lender deems appropriate in its discretion, all in accordance with Section 6 hereof, are expressly permitted and shall not constitute a default or an event of default under this Agreement, the Senior Loan Documents or the First Mezzanine Loan Documents, as applicable, (B) no property of a Junior Borrower is collateral for the Senior Loan and no property of Second Mezzanine Borrower is collateral for the First Mezzanine Loan, and (C) no Junior Borrower has any legal obligation to pay the Senior Loan or to render any other performance under the Senior Loan Documents and Second Mezzanine Borrower has no legal obligation to pay the First Mezzanine Loan or to render any other performance under the First Mezzanine Documents.

Section 10. Payment Subordination.

(a) Except (1) as otherwise expressly provided in this Agreement or (2) in connection with the exercise by a Junior Lender of its rights and remedies with respect to the Separate Collateral in accordance with the terms of this Agreement and the application of the proceeds therefrom as such Junior Lender deems appropriate in its discretion, or (3) in connection with the exercise by a Junior Lender of its rights and remedies with respect to any guaranty or indemnity in accordance with the terms of Section 6(b) of this Agreement, (i) all of such Junior Lender’s rights to payment of the Junior Loan held by such Junior Lender and the obligations evidenced by the related Junior Loan Documents including without limitation the Assignment of Title Insurance are hereby subordinated to all of Senior Lender’s rights to payment by Borrower of the Senior Loan and the obligations secured by the Senior Loan Documents, and such Junior Lender shall not accept or receive payments (whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise) from Borrower and/or from the Premises or other collateral securing the Senior Loan prior to the date that all obligations of Borrower to Senior Lender under the Senior Loan Documents are paid and all obligations of Senior Lender to make Advances have terminated; and (ii) all of Second Mezzanine Lender’s rights to payment of the Second Mezzanine Loan held by Second Mezzanine Lender and the obligations evidenced by the Second Mezzanine Loan Documents are hereby subordinated to all of the rights of First Mezzanine Lender to payment by First Mezzanine Borrower of the First Mezzanine Loan and the obligations secured by the First Mezzanine Loan Documents, and Second Mezzanine Lender shall not, from and after receipt by Second Mezzanine Lender of written notice of the declaration of, and thereafter, during the continuance of an Event of Default under the First Mezzanine Loan Documents, accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise) from Borrower, the Premises, First Mezzanine Borrower, and/or proceeds from the Separate Collateral securing the First Mezzanine Loan prior to the date that all obligations of First Mezzanine Borrower to First Mezzanine Lender under the First Mezzanine Loan Documents are paid.

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(b) If (i) a Proceeding with respect to Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the Senior Loan, then Senior Lender shall be entitled to receive payment and performance in full of all amounts due to, or to become due to, Senior Lender before any Junior Lender is entitled to receive any further payment on account of any Junior Loan (other than payments with respect to a Junior Lender’s Separate Collateral permitted pursuant to this Agreement). If (i) a Proceeding with respect to First Mezzanine Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the First Mezzanine Loan Documents and Second Mezzanine Lender is not diligently exercising its respective cure rights pursuant to Section 12 with respect to such Event of Default (or the cure periods provided in Section 12 have otherwise expired), then First Mezzanine Lender shall be entitled to receive payment and performance in full of all amounts due to or to become due to First Mezzanine Lender, before Second Mezzanine Lender is entitled to receive any payment on account of the Second Mezzanine Loan (other than payments with respect to Second Mezzanine Lender’s Separate Collateral permitted pursuant to this Agreement). All payments or distributions upon or with respect to a Junior Loan which are received by a Junior Lender contrary to the provisions of this Agreement shall be received in trust for the benefit of Senior Lender and First Mezzanine Lender, as applicable, and shall be paid over first to Senior Lender to the extent then payable to Senior Lender and to First Mezzanine Lender to the extent payable to First Mezzanine Lender in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or performance first of the Senior Loan in accordance with the terms of the Senior Loan Documents and the First Mezzanine Loan in accordance with the terms of the First Mezzanine Loan Documents. Nothing contained herein shall prohibit a Junior Lender from making Protective Advances (and adding the amount thereof to the principal balance of its Junior Loan) notwithstanding the existence of a default at such time under the Senior Loan or First Mezzanine Loan, as applicable.

(c) Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, Sections 10(a) and (b), provided that no Event of Default shall then exist under the Senior Loan Documents or the First Mezzanine Loan Documents, as applicable, a Junior Lender may accept payments of any amounts due and payable from time to time which the applicable Junior Borrower is obligated to pay such Junior Lender in accordance with the terms and conditions of the applicable Junior Loan Documents and such Junior Lender shall have no obligation to pay any such amounts over to Senior Lender or First Mezzanine Lender, as applicable. Notwithstanding the foregoing including Sections 10(a) and 10(b), (i) any Junior Lender may receive payments from the Junior Loan Interest Reserve Funds established under its Junior Loan Documents and (ii) subject to Section 6(b) hereof, any guarantor of any Junior Loan may make payments from its own funds (and not any property-related revenue) to cure a default or otherwise make payments under the respective Junior Loan, and, in each case, the applicable Junior Lender may receive and accept any such payments notwithstanding the existence of any Event of Default under the Senior Loan or the First Mezzanine Junior Loan at such time. Nothing contained herein shall prohibit a Junior Lender from accepting a prepayment of any Junior Loan; provided, however, that in no event may a Junior Lender accept a prepayment of a

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Junior Loan from proceeds distributed in violation of any of the terms of the Senior Loan Documents and/or the First Mezzanine Loan Documents, as applicable, it being agreed that any proceeds distributed in violation of any of the terms of the Senior Loan Documents and/or the First Mezzanine Loan Documents, as applicable, and received by a Junior Lender shall be held in trust for the benefit of Senior Lender and First Mezzanine Lender (if payable to First Mezzanine Lender) and shall be promptly paid over first to Senior Lender and then to First Mezzanine Lender (if payable to the First Mezzanine Lender) in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or performance first of the Senior Loan in accordance with the terms of the Senior Loan Documents and then the First Mezzanine Loan (if payable to First Mezzanine Lender) in accordance with the terms of the First Mezzanine Loan Documents.

(d) A Junior Lender may take any Equity Collateral Enforcement Action which is not prohibited by Section 6; provided, however, that (i) such Junior Lender shall, prior to commencing any Equity Collateral Enforcement Action, give Senior Lender and First Mezzanine Lender, as applicable, written notice of the default, which would permit such Junior Lender to commence such Equity Collateral Enforcement Action, (ii) such Junior Lender shall provide Senior Lender and First Mezzanine Lender, as applicable, with copies of any and all material notices, pleadings, motions, agreements and briefs served upon or delivered to or with any party to such Equity Collateral Enforcement Action, (iii) such Junior Lender shall keep the Senior Lender and First Mezzanine Lender, as applicable, reasonably apprised as to the status of such Equity Collateral Enforcement Action, and (iv) if a Junior Lender or a Qualified Transferee acquires all of the ownership interests in an applicable Junior Borrower pursuant to an Equity Collateral Enforcement Action in accordance with the terms of this Agreement, then, from and after the vesting of title thereto, this Agreement shall terminate pursuant to Section 18(m) hereof with respect to such Junior Lender (except for (i) the obligation of Second Mezzanine Lender with respect to advances of the Shortfall Contingency Component, which shall survive and shall not merge with the conveyance of the Equity Collateral to Second Mezzanine Lender (Second Mezzanine Lender hereby agreeing, nevertheless that Second Mezzanine Lender shall be obligated to pay to Senior Lender amounts that would otherwise be advanced under the Unfunded Amount of the Shortfall Contingency Component (upon the same terms and within the same time periods as are currently in effect) notwithstanding such merger) and (ii) the obligation of Senior Lender to continue to make Advances of the Building Loan and the Project Loan pursuant to Section 6(e) hereof and to waive certain defaults and grant extensions or modifications of time periods as provided herein).

(e) In the event of a casualty to the buildings or improvements constructed on any portion of the Premises or a condemnation or taking under a power of eminent domain of all or any portion of the Premises or the buildings or improvements constructed thereon, Senior Lender shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event (the “Award”) and the right to negotiate and settle such Award. If the amount of the Award is in excess of all amounts owed to Senior Lender under the Senior Loan Documents, however, and either the Senior Loan has been

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paid in full and all obligations of Senior Lender to make Advances have terminated or Borrower is entitled to a remittance of same under the Senior Loan Documents other than to restore the Premises, such excess Award or portion to be so remitted to Borrower shall, to the extent permitted in the Senior Loan Documents and required by the applicable Junior Loan Documents (i) first, be paid to First Mezzanine Lender until the First Mezzanine Loan has been paid in full; (ii) second, be paid to Second Mezzanine Lender until the Second Mezzanine Loan (other than the Exit Fee and the Additional Appreciation Interest (each as defined in the Second Mezzanine Loan Agreement)) have been paid in full, (iii) third, to Second Mezzanine Lender in payment of the Exit Fee payable under the Second Mezzanine Loan Agreement, (iv) fourth, to Borrower in payment of any undisbursed Developer’s Fee (as defend in the Project Loan Agreement), and (v) fifth, in accordance with the provisions of Article 11 of the Second Mezzanine Loan Agreement; provided, however, that in the event other parties have claimed the right to such awards or proceeds, Senior Lender shall only be required to provide notice to the Junior Lenders of such excess Award and of the claimants and the basis for the other claims thereto. In the event of any competing claims for any such excess Award, Senior Lender shall continue to hold such excess Award until Senior Lender receives an agreement signed by all Persons making a claim to the excess Award or a final order of a court of competent jurisdiction directing Senior Lender as to how and to which Person(s) the excess Award is to be distributed. Notwithstanding the foregoing, in the event of a casualty or condemnation, Senior Lender shall release the Award from any such event to Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents in order to repair and restore the Premises or any portion thereof in accordance with the terms and provisions of the Senior Loan Documents. Any portion of the Award made available to Borrower for the repair or restoration of the Premises or any portion thereof shall not be subject to attachment by any Junior Lender.

(f) Notwithstanding anything to the contrary contained in this Agreement, Mezzanine Lender shall be entitled to retain, (i) any proceeds generated as a result of an Equity Collateral Enforcement Action with respect to the Equity Collateral for the Mezzanine Loan, so long as such action was commenced in accordance with the terms of this Agreement, and (ii) payments or proceeds generated from the exercise of remedies with respect to the Separate Collateral for the Mezzanine Loan in accordance with this Agreement.

Section 11. Rights of Subrogation; Bankruptcy.

(a) Marshalling of Assets and Information. Each Junior Lender and Senior Lender hereby waives any requirement for marshaling of assets in connection with any foreclosure of any security interest or any other realization upon collateral in respect of the Senior Loan Documents or the Junior Loan Documents, as applicable, or any exercise of any rights of set-off or otherwise. Each of the Junior Lenders and Senior Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise) of Borrower and each Junior Borrower, the condition of the Premises and all other collateral and other circumstances and, except for notices expressly required by this Agreement, neither Senior Lender nor any Junior Lender shall have any duty whatsoever to obtain, advise or deliver information or documents to the others relative to such condition, business, assets and/or operations.

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(b) No Fiduciary Duties. Each Junior Lender agrees that Senior Lender owes no fiduciary duty to any Junior Lender in connection with the administration of the Senior Loan and the Senior Loan Documents and each Junior Lender agrees not to assert any such claim. Senior Lender agrees that none of the Junior Lenders owes a fiduciary duty to Senior Lender in connection with the administration of the Junior Loans and the Junior Loan Documents and Senior Lender agrees not to assert any such claim. Each Junior Lender agrees no Junior Lender owes any fiduciary duty to any other Junior Lenders in connection with the administration of a Junior Loan and the related Junior Loan Documents and each Junior Lender agrees not to assert any such claim.

(c) Payments, Distributions and Protective Advances. No payment or distribution to Senior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Junior Lender shall entitle such Junior Lender to exercise any right of subrogation in respect thereof prior to the payment in full of the Senior Loan Liabilities, and each of the Junior Lenders agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby. If, notwithstanding the preceding sentence, any Junior Lender acquires or is deemed to have acquired any lien, estate, right or other interest in any portion of the collateral for the Senior Loan or the proceeds therefrom in contravention of the preceding sentence, such lien, estate, right or other interest shall, at all times, be subject and subordinate in all respects to the Senior Loan Documents and the liens, rights, estates and interests created thereby. No payment or distribution to First Mezzanine Lender pursuant to the provisions of this Agreement and no Protective Advance by Second Mezzanine Lender shall entitle Second Mezzanine Lender to exercise any right of subrogation in respect thereof prior to the payment in full of First Mezzanine Loan Liabilities, and Second Mezzanine Lender agrees that, except with respect to the enforcement of its remedies under the Second Mezzanine Loan Documents related to Second Mezzanine Loan held by Second Mezzanine Lender that are permitted hereunder, prior to the satisfaction of all First Mezzanine Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises, the Separate Collateral of First Mezzanine Lender or any other collateral now securing the Senior Loan or the First Mezzanine Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the First Mezzanine Loan Documents or the Senior Loan Documents or the liens, rights, estates and interests created thereby. If, notwithstanding the preceding sentence, Second Mezzanine Lender acquires or is deemed to have acquired any lien, estate, right or other interest in any portion of the collateral for the First Mezzanine Loan or the proceeds therefrom in contravention of the preceding sentence, such lien, estate, right or other interest shall, at all times, be subject and subordinate in all respects to the First Mezzanine Loan Documents and the liens, rights, estates and interests created thereby.

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(d) Bankruptcy.

(i) Subject to Section 18(m), the provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case, proceeding or other action by or against Borrower or any Junior Borrower under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors (as to Borrower, any Junior Borrower or any other entity, a “Proceeding”).

(ii) For as long as the Senior Loan shall remain outstanding and until obligations of Senior Lender to make Advances have terminated, none of the Junior Lenders shall direct or cause, and none of them shall solicit any Person to direct or cause, either Borrower or any entity which Controls Borrower (the “Borrower Group”) to: (A) commence any Proceeding against Borrower; (B) institute proceedings to have Borrower adjudicated a bankrupt or insolvent; (C) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against Borrower; (D) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of Borrower; (E) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Borrower, the Premises (or any portion thereof) or any other collateral securing the Senior Loan (or any portion thereof); (F) make an assignment for the benefit of any creditor of Borrower; (G) seek to consolidate the Premises or any other assets of Borrower with the assets of any Junior Borrower or any member of the Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; or (H) take any action in furtherance of any of the foregoing.

(iii) No Junior Lender shall assert its status as, or acquiesce in any determination that it is, a creditor of Borrower. If a Junior Lender is deemed to be a creditor of Borrower in any Proceeding, then: (A) each of the Junior Lenders hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against Borrower without the prior written consent of Senior Lender, except to the extent necessary to preserve or realize upon such Junior Lender’s interest in any Separate Collateral; provided, however, that any such filing shall not be as a creditor of Borrower unless necessary to permit such filing; (B) Senior Lender may vote in any such Proceeding any and all claims of such Junior Lender, and each of the Junior Lenders hereby appoints Senior Lender as its agent, and grants to Senior Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Junior Lender in connection with any case by or against Borrower in any Proceeding, including, without

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limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, and to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Senior Lender may vote on behalf of such Junior Lender only if the proposed plan would result in Senior Lender being “impaired” (as such term is defined in the Bankruptcy Code); and (C) no Junior Lender shall challenge the validity or amount of any claim submitted in such Proceeding by Senior Lender in good faith or any valuations of the Premises, or any portion thereof, or other Senior Loan Collateral submitted by Senior Lender in good faith in such Proceeding, or take any other action in such Proceeding, which is adverse to Senior Lender’s enforcement of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code).

(iv) For as long as the First Mezzanine Loan shall remain outstanding, Second Mezzanine Lender shall not, and shall not solicit any Person to, and shall not direct or cause Second Mezzanine Borrower under the Second Mezzanine Loan to direct or cause Second Mezzanine Borrower or any entity which Controls Second Mezzanine Borrower (as applicable, the “Junior Borrower Group”) to: (A) commence any Proceeding against First Mezzanine Borrower; (B) institute proceedings to have First Mezzanine Borrower adjudicated a bankrupt or insolvent; (C) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against First Mezzanine Borrower; (D) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of First Mezzanine Borrower; (E) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for First Mezzanine Borrower, any Separate Collateral for the First Mezzanine Loan (or any portion thereof) or any other collateral securing the First Mezzanine Loan (or any portion thereof); (F) make an assignment for the benefit of any creditor of First Mezzanine Borrower; (G) seek to consolidate the Separate Collateral for the First Mezzanine Loan (or any portion thereof) or any other assets of First Mezzanine Borrower with the assets of Second Mezzanine Borrower or any member of the Junior Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; or (H) take any action in furtherance of any of the foregoing.

(v) If Second Mezzanine Lender is deemed to be a creditor of First Mezzanine Borrower in any Proceeding, then: (A) Second Mezzanine Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against First Mezzanine Borrower without the prior written consent of First Mezzanine Lender, except to the extent necessary to preserve or realize upon its interest in the Equity Collateral; provided, however, that any such filing shall not be as a creditor of First Mezzanine Borrower unless necessary to permit the filing; (B) First Mezzanine Lender may vote in any such Proceeding any and all claims of Second Mezzanine Lender, and Second Mezzanine Lender hereby appoints First Mezzanine Lender as its agent, and grants to First Mezzanine Lender an irrevocable power of

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attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to First Mezzanine Lender in connection with any case by or against First Mezzanine Borrower in any Proceeding, including, without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, and to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, First Mezzanine Lender may vote on behalf of Second Mezzanine Lender only if the proposed plan would result in First Mezzanine Lender being “impaired” (as such term is defined in the Bankruptcy Code); and (C) Second Mezzanine Lender shall not challenge the validity or amount of any claim submitted in such Proceeding by First Mezzanine Lender in good faith or any valuations of the Separate Collateral for the First Mezzanine Loan or other collateral for First Mezzanine Loan submitted by First Mezzanine Lender in good faith in such Proceeding, or take any other action in such Proceeding, which is adverse to enforcement by First Mezzanine Lender of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code).

(vi) The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its capacity as a Junior Lender. If any Junior Lender commences an Equity Collateral Enforcement Action against any Junior Borrower permitted hereunder, and pursuant to such Equity Collateral Enforcement Action, such Junior Lender takes title to the Equity Collateral of such Junior Borrower, then from and after the date title to such Equity Collateral is vested in such Junior Lender, such Junior Lender shall be bound by the terms and provisions of the respective organizational documents of such Junior Borrower regarding bankruptcy and all matters requiring the vote of the independent directors/managers/members of such Junior Borrower.

(vii) Except as required to dismiss such Proceeding, following its acquisition of the Equity Collateral, no Junior Lender shall, without Senior Lender’s prior consent, make any filing or motion or vote or take any other action or omit to take any action reasonably requested by Senior Lender (provided that no Junior Lender shall be required to incur any costs or liability in connection therewith) (collectively, an “Affirmative Action”) in any Proceeding of Borrower the result of which would be that Senior Lender’s rights in any such Proceeding, including Senior Lender’s ability to receive payments on account of the obligations under the Senior Loan Documents (or the amount or time of receipt of such payments), would be adversely affected as a result of the existence of the Junior Loans and the Junior Loan Documents or the taking of any of Affirmative Action.

(viii) To the extent any payment under the Senior Loan Documents (whether by or on behalf of Borrower, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, such

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trustee, receiver or other similar party, the Senior Loan or part thereof originally intended to be satisfied shall for all purposes of this Agreement be deemed to be reinstated and outstanding as if such payment had not occurred.

Section 12. Rights of Cure.

(a) Notice of Senior Default. Prior to accelerating the Senior Loan or commencing any Enforcement Action by reason of an Event of Default under the Senior Loan Documents, Senior Lender shall provide written notice of the occurrence of the default which would permit the Senior Lender to accelerate the Senior Loan or the circumstances constituting or giving rise to the Event of Default to each of the Junior Lenders (or a person designated by the Holders of a Junior Loan), whether or not Senior Lender is obligated to give notice thereof to Borrower (each, a “Senior Loan Default Notice”) and thereafter, notice of the failure of any Junior Lender to exercise the cure rights provided in Section 12(b) or Section 12(c). Senior Lender shall permit the Junior Lenders an opportunity to cure such default in accordance with the provisions of this Section 12. In the event Borrower fails to repay the Senior Loan in full on the maturity date thereof, each of the Junior Lenders shall have the right to purchase the Senior Loan pursuant to the terms, and subject to the conditions, provided in Section 14(a). Prior to or concurrently with undertaking any curative action with respect to the Senior Loan, a Junior Lender shall provide Senior Lender and the other Junior Lender with written notice thereof. Senior Lender shall keep each of the Junior Lenders reasonably informed regarding the status of any Enforcement Action.

(b) Senior Loan Monetary Cure Period. If the default identified in a Senior Loan Default Notice is a monetary default relating to the payment of a sum of money (it being acknowledged that failure of Borrower to make the deposits required by Section 2.1.10 of the Building Loan Agreement or Section 2.1.10 of the Project Loan Agreement within specific time frames provided for therein in respect of Shortfall or a failure to deliver Additional Collateral as and when required by Section 4.1.49 of the Project Loan Agreement is a monetary default and that such monetary default shall be deemed cured if Second Mezzanine Lender makes a Shortfall Component Advance in the amount requested by Senior Lender in accordance with the terms of the Senior Loan Agreement within ten (10) Business Days of Senior Lender’s request for such Shortfall Advance, subject to the three (3)-day cure right of funding participants in accordance with Section 15(i)), Junior Lenders shall have until five (5) Business Days (or one (1) Business Day with respect to the failure of Borrower to pay the Senior Loan on the Maturity Date) after the later of (i) the effective date of the giving by Senior Lender of the Senior Loan Default Notice and (ii) the expiration of Borrower’s cure period, if any, for such monetary default provided in the Senior Loan Documents, to cure such monetary default (such period, the “Monetary Cure Period”). In the event that a Junior Lender elects to cure a monetary default under the Senior Loan, such Junior Lender shall (x) indemnify, defend and hold harmless Senior Lender for all costs, expenses, losses, liabilities, obligations, damages, penalties and disbursements imposed on, incurred by or asserted against Senior Lender due to or arising from such Monetary Cure Period, (y) without duplication of the foregoing, reimburse Senior Lender for any interest charged by Senior Lender or its servicer on any advances required under the

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applicable servicing agreement for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances during the Monetary Cure Period, and (z) without duplication of the foregoing, if the monetary default is not cured within the Monetary Cure Period, pay Senior Lender the excess of interest accruing at the default rate under the Senior Loan Documents over interest accruing at the rate of interest which would have been payable by Borrower in the absence of such default under the Senior Loan for the number of days after the expiration of the Monetary Cure Period that such Event of Default continued uncured less any amounts paid by such Junior Lender under clause (y) above. Notwithstanding the foregoing, during the Monetary Cure Period, the curing Junior Lender shall not be required, in order to effect a cure hereunder (other than the cure by such Junior Lender of a default in the payment of the Senior Loan in full on the maturity date thereof or the reimbursement of interest (at the rate specified in the Securitization servicing agreement, if any) on advances for monthly payments of principal and/or interest on the Senior Loan and/or any Protective Advances, as aforesaid) to pay any interest at the default rate or late charges under the Senior Loan Documents, and no interest at the default rate or late charges shall accrue against such Junior Lender during the Monetary Cure Period, provided, however, that interest at the default rate and late charges under the Senior Loan Documents shall be payable by such Junior Lender with respect to any subsequent cure of a monetary default during the period when Borrower has failed to cure its default under the Senior Loan Documents unless during such time such Junior Lender continues to pay on a current basis and in a timely manner, as and when due by Borrower to Senior Lender, all amounts owing under the terms of the Senior Loan Documents. Notwithstanding the foregoing, no Junior Lender shall have the right to cure as hereinabove set forth with respect to monthly scheduled debt service payments on the Senior Loan for a period of more than four (4) consecutive months unless such Junior Lender has commenced and is continuing to diligently pursue its rights against the Equity Collateral. In the event more than one Junior Lender cures any monetary default in accordance with the terms of this Section, Senior Lender hereby agrees (x) to accept the cure from the Second Mezzanine Lender and (y) to return to First Mezzanine Lender within three (3) Business Days of accepting such cure from the Second Mezzanine Lender any funds paid by First Mezzanine Lender. Notwithstanding the foregoing, if any Junior Lender elects not to commence to cure the default or if any Junior Lender elects to pursue such cure of defaults involving monthly scheduled debt service payments as set forth above and thereafter either fails to make the required cure payments or fails to diligently pursue its rights against such Junior Lender’s Equity Collateral as required above, then notwithstanding the earlier election of the other Junior Lender not to cure the defaults involving monthly scheduled debt service payments, such other Junior Lender shall be entitled to succeed to all such cure rights, upon written notice to the Senior Lender, so long as such Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral as required above and cures any monetary default under the Senior Loan no later than one (1) Business Day after the expiration of the Monetary Cure Period with respect to such monetary default and otherwise satisfies the provisions of this Section 12(b). If the default referenced in a Senior Loan Default Notice has been cured such that there is no longer an Event of Default under the Senior Loan Documents, the Junior Lenders shall have the same Monetary Cure Period with respect to any future Senior Loan Default Notice (subject to the limitations relating to four (4) consecutive cures of monetary defaults set forth above in this Section 12(b)). If a Junior Lender makes a cure under this Section 12(b), it shall notify the other Junior Lender promptly following such cure.

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(c) Senior Loan Non-Monetary Cure Period. If the default identified in a Senior Loan Default Notice is of a non-monetary nature:

(i) Second Mezzanine Lender shall have sixty (60) days from the later of (A) the receipt by it from Senior Lender of such Senior Loan Default Notice and (B) the expiration of any applicable cure period provided to Borrower for such default under the Senior Loan Documents, to cure such non-monetary default, subject to extension as provided below; and

(ii) if Second Mezzanine Lender does not exercise such cure rights, then First Mezzanine Lender shall have until the later of (A) thirty (30) days after the receipt by First Mezzanine Lender from Senior Lender of notice that Second Mezzanine Lender failed to exercise the right to cure the default specified in such Senior Loan Default Notice within the Non-Monetary Cure Period provided herein (as it may be extended as provided in this Section (12(c)) and (B) ninety (90) days after the expiration of Borrower’s cure period, if any, for such non-monetary default provided in the Senior Loan Documents, to cure such non-monetary default.

The applicable Non-Monetary Cure Period with respect to each Junior Lender shall be extended if (i) a non-monetary default identified in a Senior Loan Default Notice is susceptible of cure but cannot reasonably be cured within such applicable Non-Monetary Cure Period, including, without limitation, any default arising as a result of the failure to comply with any obligation contained in the Senior Loan Documents that requires that any action be performed or completed or any approval be obtained on or prior to a specific date, and (ii) curative action was promptly commenced and is being diligently pursued by a Junior Lender (or with respect to a non-monetary default that is not susceptible to cure without the foreclosure of its Equity Collateral, or not susceptible to cure at all, if such Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral), such Junior Lender shall be given such additional period of time as is reasonably necessary for such Junior Lender in the exercise of due diligence to cure such non-monetary default (or complete foreclosure on its Equity Collateral) for so long as (A) such Junior Lender makes or causes to be made timely payment of Borrower’s regularly scheduled monthly principal and/or interest payments under the Senior Loan and any other amounts due under the Senior Loan Documents, (B) such additional period of time does not exceed sixty (60) days, unless such non-monetary default is of a nature that cannot be cured within such sixty (60) days without ownership of the Equity Collateral, in which case such Junior Lender shall have such additional time, not to exceed one hundred eighty (180) days after the Senior Loan Default Notice, as is reasonably necessary to gain ownership of its Equity Collateral and cure such non-monetary default, provided that such Junior Lender is continuously and diligently pursuing the ownership of its Equity Collateral and thereafter the cure of such non-monetary default, other than Uncurable Defaults, which shall be deemed waived (and with respect to Proceedings regarding Borrower, as specifically provided in Section 12(g)), and (C) during such Non-

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Monetary Cure Period or any extension thereof pursuant to this sentence, Senior Lender reasonably determines that there will not be a (1) material impairment or material delay of the condominium conversion and the completion of the Project Improvements in accordance with the Building Loan Agreement (subject to the waivers of certain defaults and extensions of time permitted thereunder or permitted to Second Mezzanine Lender hereunder), or (2) the use, value and operation of the Project Improvements once completed, or (3) the marketing and sale of the Units. If a Junior Lender has commenced exercising any such cure right during a Non-Monetary Cure Period and thereafter fails to proceed with such cure, then Senior Lender shall promptly notify the other Junior Lender, and such Junior Lender shall be deemed in compliance with the terms hereof if it commences curing such event within five (5) Business Days following receipt of written notice of such failure to proceed with such cure by the other Junior Lender and otherwise complies with the provisions of the immediately preceding sentence. If Second Mezzanine Lender is exercising its cure right, it shall consult with First Mezzanine Lender and keep First Mezzanine Lender informed as to its progress. In addition, if a Junior Lender or any Qualified Transferee (provided such Junior Lender or Qualified Transferee does not otherwise own any direct or indirect beneficial interest in Borrower), in accordance with the provisions and conditions of this Agreement, acquires the ownership interests in Borrower or First Mezzanine Borrower, as applicable, pursuant to an Equity Collateral Enforcement Action during the sixty (60) days prior to the maturity date (or any extended maturity date, as applicable) of the Senior Loan or First Mezzanine Loan, as applicable, and the Senior Loan Documents or the First Mezzanine Loan Documents provide for an unexercised extension option, then such Junior Lender or Qualified Transferee shall only be required to deliver a notice of extension of the term of the Senior Loan or the First Mezzanine Loan, as applicable, five (5) Business Days prior to the applicable maturity date notwithstanding anything to the contrary contained in the Senior Loan Documents or the First Mezzanine Loan Documents.

(d) First Mezzanine Loan Default Notice. Prior to accelerating the First Mezzanine Loan or commencing any Equity Collateral Enforcement Action by reason of an Event of Default under the First Mezzanine Loan Documents, First Mezzanine Lender shall provide written notice of the occurrence of the default which would permit First Mezzanine Lender to accelerate the First Mezzanine Loan or commence an Equity Collateral Enforcement Action to Second Mezzanine Lender and any Loan Pledgees entitled to notice thereof pursuant to Section 16 of this Agreement, whether or not First Mezzanine Lender is obligated to give notice thereof to First Mezzanine Borrower under the First Mezzanine Loan (each, a “First Mezzanine Loan Default Notice”). Except in connection with First Mezzanine Borrower’s failure to repay the First Mezzanine Loan in full on the maturity date thereof, First Mezzanine Lender shall permit Second Mezzanine Lender an opportunity to cure such default in accordance with the provisions of this Section 12. In the event First Mezzanine Borrower fails to repay the First Mezzanine Loan in full on the maturity date thereof, Second Mezzanine Lender shall have the right to purchase the First Mezzanine Loan pursuant to the terms, and subject to the conditions, provided in Section 14(b). Prior to or concurrently with undertaking any curative action with respect to the First Mezzanine Loan, Second Mezzanine Lender shall provide Senior Lender and First Mezzanine Lender with written notice thereof.

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(e) First Mezzanine Loan Monetary Cure Period. If the default identified in a First Mezzanine Loan Default Notice is a monetary default relating to the payment of a liquidated sum of money, Second Mezzanine Lender shall have until five (5) Business Days after the later of (A) the effective date of the giving by First Mezzanine Lender of the First Mezzanine Loan Default Notice and (B) the expiration of First Mezzanine Borrower’s cure period, if any, for such monetary default provided in the First Mezzanine Loan Documents, to cure such monetary default (such period, the “First Mezzanine Loan Monetary Cure Period”). In the event that Second Mezzanine Lender elects to cure a monetary default under the First Mezzanine Loan, Second Mezzanine Lender shall (x) indemnify, defend and hold harmless First Mezzanine Lender for all costs, expenses, losses, liabilities, obligations, damages, penalties and disbursements imposed on, incurred by or asserted against First Mezzanine Lender due to or arising from such First Mezzanine Loan Monetary Cure Period, (y) without duplication of the foregoing, reimburse First Mezzanine Lender for any interest charged by First Mezzanine Lender on any advances for monthly payments of principal and/or interest on First Mezzanine Loan and/or on any Protective Advances during the First Mezzanine Loan Monetary Cure Period, and (z) without duplication of the foregoing, if the monetary default is not cured within the First Mezzanine Loan Monetary Cure Period, pay First Mezzanine Lender the excess of interest accruing at the default rate under First Mezzanine Loan Documents over interest accruing at the rate of interest which would have been payable by First Mezzanine Borrower in the absence of such default under the First Mezzanine Loan for the number of days after the expiration of the First Mezzanine Loan Monetary Cure Period that such Event of Default continued uncured less any amounts paid by such Second Mezzanine Lender under clause (y) above. Notwithstanding the foregoing, during the First Mezzanine Loan Monetary Cure Period, with respect to the cure of a monetary default by First Mezzanine Borrower, Second Mezzanine Lender shall not be required, in order to effect a cure hereunder (other than a cure of a default in the payment of the First Mezzanine Loan in full on the maturity date thereof), to pay any interest at the default rate or late charges under the First Mezzanine Loan Documents, and no interest at the default rate or late charges shall accrue against Second Mezzanine Lender during the First Mezzanine Loan Monetary Cure Period, provided, however, that interest at the default rate and late charges under the First Mezzanine Loan Documents shall be payable by Second Mezzanine Lender with respect to any subsequent cure of a monetary default during the period when First Mezzanine Borrower has failed to cure its default under the First Mezzanine Loan Documents unless during such time Second Mezzanine Lender continues to pay on a current basis and in a timely manner, as and when due by First Mezzanine Borrower to First Mezzanine Lender, all amounts owing under the terms of the First Mezzanine Loan Documents. Notwithstanding the foregoing, Second Mezzanine Lender shall have the right to cure as hereinabove set forth with respect to monthly scheduled debt service payments on the First Mezzanine Loan for a period of not more than four (4) consecutive months unless such Second Mezzanine Lender has commenced and is continuing to diligently pursue its rights against the Equity Collateral. If the default referenced in a First Mezzanine Loan Default Notice has been cured such that there is no longer an Event of Default under the First Mezzanine Junior Loan Documents, Second Mezzanine Lender shall have the same First Mezzanine Loan Monetary Cure Period with respect to any future First Mezzanine Loan Default Notice. In the event that the Senior Loan and the First Mezzanine Loan are concurrently in default, Second Mezzanine Lender shall have no right to exercise its cure

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rights with respect to the Senior Loan under Sections 12(b) or (c) or the First Mezzanine Loan under this Section 12(e) or Section 12(f) below unless Second Mezzanine Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(b) and/or (c) (to the extent that Second Mezzanine Lender is permitted to exercise such cure rights under Sections 12(b) and/or (c)) and with respect to the First Mezzanine Loan under this Section 12(e) above or Section 12(f) below (to the extent that Second Mezzanine Lender is permitted to exercise such cure rights under Sections 12(e) and/or (f)). If Second Mezzanine Lender makes a cure under this Section 12(e), First Mezzanine Lender shall notify the Senior Lender.

(f) Junior Loan Non-Monetary Cure Period. If the default identified in a First Mezzanine Loan Default Notice is of a non-monetary nature, Second Mezzanine Lender shall have sixty (60) days from the later of (A) the receipt by it of such First Mezzanine Loan Default Notice and (B) the expiration of First Mezzanine Borrower’s cure period, if any, for such non-monetary default provided in First Mezzanine Loan Documents, to cure such non-monetary default, subject to extensions as provided below (such period, the “First Mezzanine Loan Non-Monetary Cure Period”); provided, that if (i) such non-monetary default is susceptible of cure but cannot reasonably be cured within the First Mezzanine Loan Non-Monetary Cure Period, including, without limitation, any default arising as a result of the failure to comply with any obligation contained in the First Mezzanine Loan Documents that requires that any action be performed or completed or any approval be obtained on or prior to a specific date, and (ii) curative action was promptly commenced and is being diligently pursued by Second Mezzanine Lender or with respect to a non-monetary default that is not susceptible to cure without the foreclosure of its Equity Collateral or not susceptible to cure at all, the First Mezzanine Non-Monetary Cure Period shall be extended if Second Mezzanine Lender shall be diligently pursuing the foreclosure of its Equity Collateral, such additional period of time as is reasonably necessary for Second Mezzanine Lender in the exercise of due diligence to cure such non-monetary default or complete a foreclosure of its Equity Collateral for so long as (A) Second Mezzanine Lender makes or causes to be made timely payment of First Mezzanine Borrower’s regularly scheduled monthly principal and/or interest payments under the First Mezzanine Loan and any other amounts due under the First Mezzanine Loan Documents, (B) such additional period of time does not exceed sixty (60) days, unless such non-monetary default is of a nature that cannot be cured within such sixty (60) days without ownership of the Equity Collateral, in which case Second Mezzanine shall have such additional time as is reasonably necessary to gain ownership of its Equity Collateral, provided that Second Mezzanine Lender is continuously and diligently pursuing ownership of its Equity Collateral and thereafter cures such Non-Monetary Default, other than an Uncurable Default, which shall be deemed waived (and with respect to Proceedings regarding Borrower or First Mezzanine Borrower shall be waived provided that such default shall no longer be waived if such Proceeding shall not be dismissed within one hundred twenty (120) days after Junior Lender or another permitted transferee acquires title to the Equity Collateral in accordance with Section 6 and defaults relating to specific time periods as reset pursuant to Section 6(a)(v), and (C) during such Non-Monetary Cure Period or any extension thereof pursuant to this sentence, First Mezzanine Lender reasonably determines that there will not be a (1) material impairment or material delay of the condominium conversion and

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the completion of the Project Improvements in accordance with the Building Loan Agreement (subject to the waivers of certain defaults and extensions of time permitted thereunder or permitted to Second Mezzanine Lender hereunder), or (2) the use, value and operation of the Project Improvements once completed, or (3) the marketing and sale of the Units. If Second Mezzanine Lender is exercising its cure right, it shall consult with First Mezzanine Lender and keep First Mezzanine Lender informed as to its progress. In the event that the Senior Loan and the First Mezzanine Loan are concurrently in default, Second Mezzanine Lender shall have no right to exercise its cure rights with respect to the Senior Loan under Sections 12(b) or (c) or the First Mezzanine Loan under Section 12(e) above or this Section 12(f) unless Second Mezzanine Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(b) and/or (c) (to the extent that Second Mezzanine Lender is permitted to exercise such cure rights under Sections 12(b) and/or (c)) and with respect to the First Mezzanine Loan under Section 12(e) above or this Section 12(f) (to the extent that Second Mezzanine Lender is permitted to exercise such cure rights under Sections 12(e) and/or (f)).

(g) Advances of the Senior Loan. Notwithstanding anything to the contrary contained herein or in any of the Senior Loan Documents, Senior Lender agrees that Senior Lender shall continue to make Advances of the Building Loan and the Project Loan on behalf of Borrower, or if Borrower is not submitting Draw Requests, at the request of either Junior Lender exercised in accordance with the terms of the applicable Junior Loan Documents, during any Non-Monetary Cure Period provided that, in either case, a Junior Lender has commenced and is diligently proceeding to cure of such non-monetary default (or to acquire the Equity Collateral if such non-monetary default cannot be cured without the acquisition of the Equity Collateral or cannot be cured at all), all monetary defaults have been cured, if a Proceeding with respect to Borrower has been commenced, the bankruptcy court shall have approved such Advance and no non-monetary default (other than Uncurable Defaults) continues uncured beyond the Non-Monetary Cure Period (it being understood that a default arising from a Proceeding regarding Borrower shall be waived provided that such default shall no longer be waived if such Proceeding shall not be dismissed within one hundred twenty (120) days after Junior Lender or another permitted transferee acquires title to the Equity Collateral in accordance with Section 6), Second Mezzanine Lender has made all requested Advances of the Shortfall Contingency Component, and all conditions to such Advance, other than the non-monetary default being cured by Junior Lender, have been satisfied or waived by Senior Lender. Notwithstanding the foregoing, Senior Lender shall not be required to make advance after the date that is ninety (90) days after Junior Lender’s receipt of a Senior Loan Default Notice with respect to any non- monetary default (other than Uncurable Defaults), unless the default that gave rise to such Non-Monetary Cure Period has been cured (or the applicable Junior Lender has acquired the Equity Collateral if such non-monetary default cannot be cured without the acquisition of the Equity Collateral or cannot be cured at all).

(h) Cash Management. So long as no Event of Default shall have occurred and be continuing under the Senior Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Senior Cash Management Agreement and the Senior Loan Agreement (including Section 2.1.10 of Building Loan

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Agreement and Section 2.1.10 of the Project Loan Agreement) shall continue to be applied pursuant thereto and shall not be applied by Senior Lender to prepay the outstanding principal balance of the Senior Loan (unless required pursuant to the terms of the Senior Loan Documents).

Section 13. Replacement of Manager and Sales Agent. Senior Lender consents to Junior Lenders’, and First Mezzanine Lender consents to Second Mezzanine Lender’s, right pursuant to the applicable Junior Loan Documents, to cause the termination of the property manager and/or leasing agent or sales agent for the Premises and to replace the property manager and/or leasing agent or sales agent for the Premises with either (a) a Qualified Manager or (b) another property manager and/or leasing agent or sales agent for the Premises (i) that is approved by the Senior Lender and First Mezzanine Lender, if applicable, and (ii) if any Certificates are then outstanding, for which a Rating Agency Confirmation has been obtained, and the exercise of such right (and any manager replacement right exercised pursuant to the terms of this Section 13 below) shall not (in itself) permit the Senior Lender or First Mezzanine Lender, if applicable, to declare an Event of Default under the Senior Loan Documents or First Mezzanine Loan Documents, if applicable, or take any Enforcement Action or Equity Collateral Enforcement Action, provided that the Units continue to be diligently marketed in accordance with the Senior Loan Documents. Notwithstanding anything in this Section 13 to the contrary, if an Event of Default under the Senior Loan or the First Mezzanine Loan then exists or any other event shall have occurred pursuant to which Senior Lender or First Mezzanine Lender has the right to select any replacement property manger and/or leasing agent or sales agent pursuant to the Senior Loan Documents or First Mezzanine Loan Documents, Senior Lender or, if Senior Lender has not exercised such right, First Mezzanine Lender, shall have the right to select a replacement property manager and/or leasing agent or sales agent, whether or not a new manager or agent was retained by Second Mezzanine Lender. Senior Lender agrees to consult with Junior Lenders in connection with the appointment of a replacement property manager and/or leasing agent or sales agent and agrees that any such replacement manager or agent shall be a Qualified Manager.

Section 14. Right to Purchase Senior Loan and First Mezzanine Loan.

(a) If (1) the Senior Loan has been accelerated, (2) any Enforcement Action has been commenced under the Senior Loan Documents, (3) a Proceeding has been commenced against Borrower, or (4) any Shortfall Advance has been requested by Senior Lender (each of the foregoing, a “Purchase Option Event”), then Senior Lender shall provide prompt written notice of the same to the Junior Lenders, and upon ten (10) Business Days’ prior written notice (the “Purchase Notice”) to Senior Lender and the other Junior Lender, each Junior Lender shall have the right to purchase, in whole but not in part, the Senior Loan (provided, however, that only Second Mezzanine Lender shall have the right to purchase the Senior Loan if the Purchase Option Event is an event described in clause (4) above) for a price equal to the outstanding principal balance thereof, together with all accrued interest and other amounts due thereon and all other costs, expenses and amounts due and payable under the Senior Loan Documents through and including the date that such Junior Lender purchases the Senior Loan (including,

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without limitation, any late charges, default interest, exit fees, advances and post-petition interest, any Protective Advances made by Senior Lender or its servicer and any interest charged by Senior Lender or its servicer on any advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances, any “liquidation fee” or “workout fee” or other similar fee payable to any servicer or special servicer of the Senior Loan and legal fees and costs actually incurred by Senior Lender in enforcing the terms of the Senior Loan Documents), provided that if the Purchase Option Event is an event described in clause (4) above, specifically excluding any late fees or default interest with respect to any Event of Default cured by a Junior Lender in accordance with Section 12 and any “liquidation fee” or “workout fee” or other similar fee payable to any servicer or special servicer of the Senior Loan (the “Senior Loan Purchase Price”). In the event that Second Mezzanine Lender elects to purchase the Senior Loan pursuant to this Section 14(a), Second Mezzanine Lender shall have the exclusive right to so purchase the Senior Loan, provided that Second Mezzanine Lender shall also be required to concurrently purchase the First Mezzanine Loan from First Mezzanine Lender (regardless of whether First Mezzanine Lender had also elected to purchase the Senior Loan). Such purchase of the First Mezzanine Loan shall be for a price equal to the outstanding principal balance thereof, together with all accrued interest and other amounts due thereon and all other costs, expenses and amounts due and payable under the First Mezzanine Loan Documents through and including the date that Second Mezzanine Lender purchases the First Mezzanine Loan (including, without limitation, any late charges, default interest, exits fees, advances and post-petition interest, any Protective Advances made by First Mezzanine Lender and any interest charged by First Mezzanine Lender on any advances for monthly payments of principal and/or interest on First Mezzanine Loan and/or on any Protective Advances and legal fees and costs actually incurred by First Mezzanine Lender in enforcing the terms of the First Mezzanine Loan Documents), but, to the extent that neither Second Mezzanine Lender nor any Affiliate of Second Mezzanine Lender owns any direct or indirect beneficial interest in Borrower, specifically excluding any liquidated damage amount, any acceleration prepayment premium, and any prepayment fee, exit fees, premiums or yield maintenance charge or late fees or default interest with respect to any Event of Default cured by a Second Mezzanine Lender (such price as to the First Mezzanine Loan, the “First Mezzanine Loan Purchase Price”). Second Mezzanine Lender may not close the purchase of the Senior Loan without concurrently closing the purchase of the First Mezzanine Loan in accordance with the terms of this paragraph. If Second Mezzanine Lender has elected to purchase the Senior Loan and fails to complete such purchase within thirty (30) days after delivery of a Purchase Notice or fails to concurrently purchase the First Mezzanine Loan as required hereunder, then such Purchase Notice shall be deemed invalid, Second Mezzanine Lender shall cease to have any right to purchase the Senior Loan (and the First Mezzanine Loan) in connection with the applicable Purchase Option Event and First Mezzanine Lender shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(a). Concurrently with payment to the Senior Lender of the Senior Loan Purchase Price, Senior Lender shall deliver or cause to be delivered to the Junior Lender exercising the purchase right hereunder all Senior Loan Documents, reserves (to the extent provided for in the Senior Loan Documents) and other Collateral (to the extent provided for in the Senior Loan Documents) held by or on behalf of Senior Lender and will execute in favor of such Junior Lender or its designee assignment documentation, in form and substance

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reasonably acceptable to such Junior Lender, at the sole cost and expense of such Junior Lender, to assign the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan and as to Senior Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in the Senior Loan unless such participation or encumbrance will be released prior to the transfer). Concurrently with payment to First Mezzanine Lender of the First Mezzanine Loan Purchase Price for the First Mezzanine Loan, First Mezzanine Lender shall deliver or cause to be delivered to Second Mezzanine Lender all First Mezzanine Loan Documents, reserves and other Collateral held by or on behalf of First Mezzanine Lender and will execute in favor of Second Mezzanine Lender or its designee assignment documentation, in form and substance reasonably acceptable to Second Mezzanine Lender, at the sole cost and expense of Second Mezzanine Lender, to assign First Mezzanine Lender’s First Mezzanine Loan and its rights under the First Mezzanine Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the First Mezzanine Loan and as to First Mezzanine Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in the First Mezzanine Loan unless such participation or encumbrance will be released prior to the transfer). Following the occurrence of a Purchase Option Event, each Junior Lender shall keep the other Junior Lender informed as to such Junior Lender’s intention to exercise any of its respective rights in connection with such Purchase Option Event. The right of each Junior Lender to purchase the Senior Loan shall automatically terminate (i) upon the earlier of (y) one hundred twenty (120) after occurrence of a Purchase Option Event described in clauses (1), (2), or (3) above (as to such Purchase of Option Event) or (z) a transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure, or (ii) with respect to a specific Purchase Option Event, if such Purchase Option Event ceases to exist; provided, however, that in no event shall any Junior Lender have less than thirty (30) days following notice by Senior Lender to such Junior Lender of the occurrence of a Purchase Option Event to deliver a Purchase Notice, except if such period for such election to purchase is terminated pursuant to the terms of the foregoing clause (ii), and Senior Lender shall not foreclose on the Property or accept a deed in lieu of foreclosure during such thirty (30) day period. To the extent Senior Lender and/or any Junior Lender (an “Assigning Lender”) assigns its interests under this Section to a Junior Lender, each such Assigning Lender shall remain liable for any breach of its obligations arising hereunder prior to the date of the relevant assignment.

(b) If (i) the First Mezzanine Loan has been accelerated, (ii) any Equity Collateral Enforcement Action has been commenced under First Mezzanine Loan Documents, (iii) a Proceeding has been commenced against First Mezzanine Borrower, or (iv) Second Mezzanine Lender has cured one or more defaults on the part of First Mezzanine Borrower under the First Mezzanine Loan Documents pursuant to Section 12 hereof and, but for such cure, an Event of Default would exist under the First Mezzanine Loan (each of the foregoing, a “First Mezzanine Loan Purchase Option Event”), then First Mezzanine Lender shall provide prompt written notice of the same to Second Mezzanine Lender, and upon ten (10) days’ prior written notice (the “First Mezzanine Purchase Notice”) to First Mezzanine Lender, Second Mezzanine Lender shall have the right to purchase, in whole but not in part, the First Mezzanine Loan for

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First Mezzanine Loan Purchase Price. Notwithstanding the foregoing, but subject to the terms of the last sentence of this Section 14(b), the failure of First Mezzanine Lender to provide notice to Second Mezzanine Lender of the occurrence of a First Mezzanine Loan Purchase Option Event shall have no adverse effect on First Mezzanine Lender. If Second Mezzanine Lender elects to purchase the First Mezzanine Loan that is subject to the First Mezzanine Loan Purchase Option Event but fails to complete such purchase within thirty (30) days (as the same may be extended pursuant to Section 14(d)) of delivery of the First Mezzanine Purchase Notice, then such First Mezzanine Purchase Notice shall be deemed invalid and Second Mezzanine Lender shall cease to have any right to purchase the First Mezzanine Loan in connection with such First Mezzanine Loan Purchase Option Event. Concurrently with payment to First Mezzanine Lender of the First Mezzanine Loan Purchase Price for the First Mezzanine Loan held by First Mezzanine Lender, First Mezzanine Lender shall deliver or cause to be delivered to Second Mezzanine Lender all First Mezzanine Loan Documents held by or on behalf of First Mezzanine Lender and will execute in favor of Second Mezzanine Lender or its designee assignment documentation, in form and substance reasonably acceptable to Second Mezzanine Lender, at the sole cost and expense of Second Mezzanine Lender, to assign the First Mezzanine Loan, and First Mezzanine Lender’s rights under the First Mezzanine Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the First Mezzanine Loan, and as to First Mezzanine Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in the First Mezzanine Loan, unless such participation or encumbrance will be released prior to the transfer). The right of Second Mezzanine Lender to purchase the First Mezzanine Loan shall automatically terminate (i) upon a transfer or sale of the Equity Collateral covered by the First Mezzanine Loan Documents that secure the First Mezzanine Loan, pursuant to any Equity Collateral Enforcement Action, or (ii) with respect to a specific First Mezzanine Loan Purchase Option Event, if such First Mezzanine Loan Purchase Option Event ceases to exist (including, if First Mezzanine Lender terminated its Equity Collateral Enforcement Action); provided, however, that in no event shall Second Mezzanine Lender have less than thirty (30) days following notice by First Mezzanine Lender to Second Mezzanine Lender of the occurrence of a First Mezzanine Loan Purchase Option Event to elect to purchase the First Mezzanine Loan, and First Mezzanine Lender shall not foreclose on the Equity Collateral for the First Mezzanine Loan or accept an assignment in lieu of foreclosure during such thirty (30) day period, except if such period for such election to purchase is terminated pursuant to the terms of the foregoing clause (ii).

(c) Each Junior Lender covenants not to enter into any agreement with Borrower or any Affiliate of Borrower to purchase the Senior Loan or any Junior Loan pursuant to this Section or in connection with any refinancing of the Senior Loan or any Junior Loan in any manner designed to avoid or circumvent the provisions of the Senior Loan Documents or any of the Junior Loan Documents which require the payment of any liquidated damage amount, any acceleration prepayment premium, or any prepayment fee, premiums or yield maintenance charge in connection with a prepayment of the Senior Loan or a Junior Loan.

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Section 15. Additional Understandings. For as long as a Junior Loan remains outstanding:

(a) Notices of Transfer. Senior Lender shall promptly notify each of the Junior Lenders, and each Junior Lender shall promptly notify Senior Lender and the other Junior Lender, if Borrower or any Junior Borrower seeks or requests in writing from such Person a release of any lien arising pursuant to any of the Senior Loan Documents (other than releases of Units as contemplated by the Senior Loan Agreement) or any Junior Loan Documents or seeks or requests such Person’s consent to, or takes any action in connection with or in furtherance of, (i) a Transfer of all or any material portion of the Premises (other than in connection with releases of Units in accordance with the provision of the Senior Loan Documents), (ii) a Transfer of any direct or indirect interest in Borrower or any Junior Borrower, (iii) the granting of a further mortgage, deed of trust or similar encumbrance against the Premises or a further security interest, pledge or similar encumbrance against any of the Equity Collateral, (iv) a prepayment (other than in connection with releases of Units in accordance with the provision of the Senior Loan Documents) or refinancing of the Senior Loan or any Junior Loan, or (v) Borrower or any Junior Borrower incurring any additional indebtedness. In connection with any sale of all or any material portion of the Premises or any sale of any interest in Borrower or any Junior Borrower, by Borrower or any Junior Borrower after the occurrence of an Event of Default, Senior Lender and First Mezzanine Lender will cause, to the extent it has such rights under the Senior Loan Documents or the First Mezzanine Loan Documents, as the case may be, all amounts in excess of amounts due on the Senior Loan or First Mezzanine Loan to be applied toward amounts outstanding under the Second Mezzanine Loan. In the event of a request by Borrower or any Junior Borrower for Senior Lender’s or any Junior Lender’s consent to (i) the granting of a further mortgage, deed of trust or similar encumbrance against the Premises or a further security interest, pledge or similar encumbrance against any of the Equity Collateral (provided this provision is not intended to prohibit an increase in the Senior Loan otherwise permitted by this Agreement), or (ii) any additional indebtedness to be incurred by Borrower, or any Junior Borrower, such Person from whom such consent has been requested shall, if such Person has the right to consent under the Senior Loan Documents or the Junior Loan Documents held by such Person or such consent is otherwise requested from such Person, obtain the prior written consent of the Junior Lenders (in the case where such consenting Person is Senior Lender) or of Senior Lender and the other Junior Lender (in the case where such consenting Person is a Junior Lender), as the case may be, prior to such Person granting its consent or agreement thereto.

(b) Annual Budget. Senior Lender and each of the Junior Lenders shall have the right to reasonably approve the annual operating budget for the Premises in accordance with the terms of the Senior Loan Documents and their respective Junior Loan Documents, as the case may be. The rights of Junior Lenders to approve the annual operating budget shall not imply any obligation on the part of Senior Lender to confirm that any Junior Lender’s approval of any annual budget has been obtained as a condition to Senior Lender approving such annual budget.

(c) Leases. Each of Senior Lender and the Junior Lenders shall have the right to approve leases (including any termination or modification of any leases) at the Premises, subject to and in accordance with the terms of the Senior Loan Documents and their respective Junior Loan Documents, as the case may be. The rights of Junior Lenders to approve leases shall not imply any obligation on the part of Senior Lender to confirm that any Junior Lender’s approval of any lease has been obtained as a condition to Senior Lender approving such lease.

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(d) Property Inspection Rights and Reports. Senior Lender will endeavor, at no cost to Senior Lender, to cause Borrower to permit agents, representatives and employees of any Junior Lender to inspect the Premises or any part thereof during normal business hours on Business Days upon reasonable advance notice. In addition, to the extent that Senior Lender or receives property reports from Borrower or with respect to the Premises, Senior Lender will make such reports available to any Junior Lender.

(e) Books and Records. Upon any inspection of the books and records of Borrower or the Premises by Senior Lender pursuant to the terms of the Senior Loan Documents, Senior Lender shall provide prior written notice to each Junior Lender and, if requested by any Junior Lender, shall request Borrower to reasonably cooperate to provide such Junior Lender access for its own inspection of such books and records or the Premises, and Senior Lender shall, at the request of any Junior Lender, discuss the business, financial and other condition of Borrower with officers of Borrower and the accountants and other representatives of Borrower, all costs incurred by Senior Lender to be paid for by such Junior Lender which makes the request. In no event shall Senior Lender be obligated to provide to any Junior Lender any information that Senior Lender concludes in its sole but good faith determination is confidential or which relates to any work-out of the Senior Loan or which Senior Lender believes to be of a proprietary or sensitive nature. Senior Lender shall deliver or cause its servicer to deliver to such Junior Lender, a schedule of disbursements made to Borrower from any reserves held under the Senior Loan Documents. Upon any inspection of the books and records of any Junior Borrower or the Premises by the applicable Junior Lender pursuant to the terms of the Junior Loan Documents, such Junior Lender shall, upon written request of Senior Lender, direct such Junior Borrower to reasonably cooperate to provide Senior Lender access for its own inspection of such books and records or the Premises, and such Junior Lender shall, at the request of Senior Lender, discuss the business, financial and other condition of such Junior Borrower with officers of such Junior Borrower and the accountants and other representatives of such Junior Borrower, all costs incurred by such Junior Lender to be paid for by Senior Lender. In no event shall the applicable Junior Lender be obligated to provide to Senior Lender any information that such Junior Lender concludes in its sole but good faith determination is confidential or which relates to any work-out of the Junior Loan or which such Junior Lender believes to be of a proprietary or sensitive nature.

(f) Advances under Senior Loan. Senior Lender and Junior Lenders acknowledge that the Junior Loan Documents provide that each Junior Borrower shall submit, or shall cause to be submitted to the applicable Junior Lender, for approval by Lender, contemporaneously with any submission thereof by Borrower to Senior Lender, a copy of each Draw Request and each Borrower’s Requisition and all documents required to be delivered to Senior Lender in connection with either of them, and that Junior Borrower shall not cause or permit Borrower to accept or obtain any Advance of the Senior Loan requested under any Draw Request or Borrower’s Requisition unless and until the applicable Junior Lender shall have

EXECUTION VERSION

approved such Draw Request or Borrower’s Requisition and the Advance requested thereunder. Junior Lenders agree that notwithstanding any such provisions of the Junior Loan Documents, such submissions of Draw Requests and Borrower’s Requisitions to Junior Lenders shall be for informational purposes only and Junior Lenders shall be deemed to have approved such Draw Request or Borrower’s Requisition if Senior Lender has approved the same, provided same are in accordance with the terms of the Senior Loan Documents and this Agreement. Notwithstanding the foregoing, Senior Lender shall not make Advances of the Building Loan Contingency (Hard Costs) or the Project Loan Contingency or increase or re-allocate any Line Items of the Building Loan Budget or the Project Loan Budget without the prior written consent of the Second Mezzanine Lender, which consent shall not be unreasonably withheld, conditioned or delayed, if (a) the amount to be advanced from the contingency or the reallocation or increase in Line Items is for “discretionary” items or changes (which shall mean any items or changes that are not required to comply with Legal Requirements of any applicable Governmental Authorities or to respond to Force Majeure or to correct errors or defects in Plans and Specifications approved by Second Mezzanine Lender in accordance with the Second Mezzanine Loan Agreement and this Agreement) or (b) the percentage of the Building Loan Contingency (Hard Costs) or the Project Loan Contingency to be advanced, together with all prior advances of such contingencies, exceeds the percentage of completion of the Project Improvements as reasonably determined by the Construction Consultant. Each Draw Request and Borrower’s Requisition shall be submitted by Borrower to each Junior Lender simultaneously with the submission of such Draw Request and Borrower’s Requisition to Senior Lender, shall include a certification from Borrower to Senior Lender and each Mezzanine Lender that such Draw Request and Borrower’s Requisition is being submitted simultaneously to Senior Lender and each Junior Lender and in the event that such Draw Request or Borrower’s Requisition shall request an Advance of Building Loan Contingency (Hard Costs) or the Project Loan Contingency or an increase or re-allocation of any Line Items of the Building Loan Budget of the Project Loan Budget is for “discretionary” items or changes or in excess of the percentage of completion of the Project Improvements, such Draw Request or Borrower’s Requisition shall include a separate notice to Senior Lender and each Junior Lender that such request is being made. In the event that Second Mezzanine Lender does not object to such request for such advance of Building Loan Contingency (Hard Costs) or the Project Loan Contingency or increase or re-allocation of Line Items of the Building Loan Budget of the Project Loan Budget by notice received by Senior Lender within five (5) Business Days after its receipt of the Draw Request or Borrower’s Requisition to Senior Lender, Second Mezzanine Lender shall waive its right to approve the same under this Agreement. The foregoing is not intended to prohibit Senior Lender from making waivers of conditions to Advances not otherwise requiring Second Mezzanine Lender’s approval. In making advances under and administering the Senior Loan, Senior Lender shall exercise the same care, skill, prudence and diligence with which the Senior Lender services and administers similar construction loans that it holds for its portfolio, giving due consideration to customary and usual standards of practice of prudent institutional commercial lenders servicing their own loans.

(g) Approval of Construction Related Matters. Senior Lender agrees that for so long as the Second Mezzanine Loan remains outstanding, Second Mezzanine Lender, but not First Mezzanine Lender, shall have the right to approve Construction Related Matters in

EXECUTION VERSION

accordance with the terms of the Second Mezzanine Loan Documents and this Agreement. If the Second Mezzanine Loan has been paid in full and the obligation to make Advances of the Shortfall Contingency Component have been terminated, First Mezzanine Lender shall have the right to approve Construction Related Matters in accordance with the First Mezzanine Loan Documents. Except as expressly provided in Section 15(f), the rights of Junior Lenders to approve Construction Related Items shall not imply any obligation on the part of Senior Lender to confirm that any Junior Lender’s approval of any Construction Related Item has been obtained as a condition to Senior Lender approving such Construction Related Item. In no event shall the approval rights granted to Second Mezzanine lender pursuant to Section 15(f) and this Section 15(g) in any way restrict Senior Lender in the event that Senior Lender elects to pursue completion of the Project Improvements following a Senior Loan Event of Default.

(h) Condominium Documents. Senior Lender agrees that each of Senior Lender and the Second Mezzanine shall have the right to approve the Offering Plan and the other Condominium Documents and any modifications thereof and amendments thereto, subject to and in accordance with the terms of the Senior Loan Documents and the Second Mezzanine Loan Documents, as the case may be. Notwithstanding anything to the contrary contained in the First Mezzanine Loan Documents for so long as the Second Mezzanine Loan remains outstanding, First Mezzanine Lender shall be deemed to have approved any matters with respect to the Offering Plan and the Condominium Documents if Second Mezzanine Lender has granted its approval with respect to such matter.

(i) Advances of Shortfall Contingency Component.

(i) Second Mezzanine Lender hereby agrees for the benefit of Senior Lender, and not for the benefit of First Mezzanine Lender (and Second Mezzanine Lender shall have no liability to First Mezzanine Lender whatsoever pursuant to this Section 15(i)), that Second Mezzanine Lender shall have the obligation to continue to make Advances (as defined in the Second Mezzanine Loan Agreement) of the Shortfall Contingency Component under the Second Mezzanine Loan Documents up to the Unfunded Amount provided that Senior Lender determines in good faith that a Shortfall exists (or Senior Lender is entitled to request an Advance of the Unfunded Amount of the Shortfall Contingency Component pursuant to subsections (iii) or (v) below) and makes an Advance Request in the amount of such Shortfall (or other amount pursuant to subsections (iii) or (v) below or pursuant to Section 5(h)) in accordance with Section 2.6 of the Second Mezzanine Loan Agreement, irrespective of whether a Default or Event of Default exists under the Second Mezzanine Loan Documents or Senior Loan Documents and irrespective of whether the conditions to an Advance under the Senior Loan or the Second Mezzanine Loan (but not conditions to Shortfall Advance) have been satisfied. Amounts so funded shall be held and applied in accordance with Section 2.1.10 of the Building Loan Agreement or Section 2.1.10 of the Project Loan Agreement, as applicable; provided that Senior Lender’s right to apply such amounts in reduction of sums owing under the Senior Loan Documents shall be limited as provided in Section 12(h) hereof (and, until permitted to so apply such sums pursuant to

EXECUTION VERSION

Section 12(h), Senior Lender shall hold such amounts as cash collateral or apply such amounts to a subsequent Shortfall). In the event that Second Mezzanine Lender shall make an Advance of the Shortfall Contingency Component in excess of any Shortfall, Senior Lender shall hold such amount and disburse such amount for any future Shortfalls pursuant to Section 2.1.10 of the Building Loan Agreement and the Project Loan Agreement prior to making any further Advance Requests (as defined in the Second Mezzanine Loan Agreement). Senior Lender shall give notice of any Shortfall to Second Mezzanine Lender simultaneously with the giving of such notice to Borrower. Second Mezzanine Lender will fund all advances of Shortfall Contingency Component directly to Senior Lender.

(ii) Senior Lender hereby agrees for the benefit of Second Mezzanine Lender, and not for the benefit of First Mezzanine Lender (and Senior Lender shall have no liability to First Mezzanine whatsoever pursuant to this Section 15(i)), that Senior Lender shall continue to make Advances under the Senior Loan Documents upon Second Mezzanine Lender’s request provided that (i) all of the conditions to such Advances set forth in the Senior Loan Agreement shall be satisfied, other than Section 2.1.10 of the Building Loan Agreement and Section 2.1.10 of the Project Loan Agreement (and the Uncurable Defaults, subject to the provisions of Section 12(g) with respect to waiver of a default arising from a Proceeding with respect to Borrower), which conditions contained in such Sections shall be deemed satisfied by Senior Lender to the extent Second Mezzanine Lender has made all Advances of the Shortfall Contingency Component requested by Senior Lender within the time permitted and no additional Shortfall exists after Second Mezzanine Lender has made the Shortfall Advance.

(iii) Second Mezzanine Lender acknowledges that in the event that Borrower fails to obtain the Bonus Area Rights pursuant to the Inclusionary Air Rights Agreement within the time period required by the Senior Loan Agreement, Senior Lender shall have the right to make an Advance Request for the entire then Unfunded Amount of the Shortfall Contingency Component and Senior Lender shall not be obligated to make any further Advance of the Senior Loan (but may, in its discretion, make such further Advances) unless and until the Bonus Area Rights (or a suitable alternative) have been obtained, provided, however, that Senior Lender shall disburse the Shortfall Contingency Component disbursed by Second Mezzanine Lender to Senior Lender in accordance with the Second Mezzanine Loan Agreement and any proceeds of the deposits required to be made by Affordable Developer under the Inclusionary Air Rights Agreement (or replacement thereof) to secure the obligations of Affordable Developer and its Affiliates under the HPD-Off Site Agreement that are paid to Senior Lender pursuant to the Senior Loan Documents to fund Total Project Related Costs (including interest on the Senior Loan) until the Bonus Area Rights (or a suitable alternative) have been obtained; provided if any other Shortfall shall occur, amounts deposited pursuant to this Section shall not be credited toward Borrower’s obligation to deposit sums with Agent in respect of such Shortfall pursuant to Section 2.1.10 of the Building Loan Agreement or Section 2.1.10 of the Project Loan Agreement. In addition, Senior Lender shall, at the

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request of Borrower or Second Mezzanine Lender, disburse such amounts to pay for the cost of obtaining air rights (or other suitable alternatives) to replace the Bonus Area Rights. After the Bonus Area Rights have been obtained, (A) Senior Lender shall release to Second Mezzanine Lender any portion of the Shortfall Contingency Component advanced by Second Mezzanine Lender to Senior Lender by reason of Borrower’s failure to obtain the Bonus Area Rights as required by the Senior Loan Documents and not disbursed by Senior for the payment of Total Project Related Costs in accordance with the preceding sentence of this Section 15(j)(iii), (B) Senior Lender shall pay to Second Mezzanine Lender from the proceeds of the Senior Loan any portion of such advance of the Shortfall Contingency Component that was applied by Senior Lender to pay Total Project Related Costs pursuant to this Section (provided that the amount of the payment or advance made pursuant to clauses (A) or (B) above shall be reduced by the amount of any Shortfall that exists at the time of such payment in advance), and (C) any amounts released or paid to Second Mezzanine Lender pursuant to clauses (A) or (B) above shall be held by Second Mezzanine Lender and shall again be available for fund Shortfalls in accordance with the provisions of Section 2.6 of the Second Mezzanine Loan Agreement.

(iv) Senior Lender acknowledges and agrees that in the event that the Second Mezzanine Loan is held by more than one person or Second Mezzanine Lender shall have granted participation interests in the Second Mezzanine Loan or any portion thereof, the obligations of each holder of or participant in the Second Mezzanine Loan to make Advances of the Shortfall Contingency Component shall be several in accordance with their respective obligations as set forth in the applicable note holder agreement or participation agreement (as they may change from time to time) and not joint. Senior Lender shall only have the right to make a claim against each such holder or participant for its allocable share of the Unfunded Amount of the Shortfall Contingency Component requested in any Advance Request, provided that each holder or participant shall have the right, but not the obligation, to make, and Senior Lender agrees to accept from such holder or participant, the share of any such Advance of the Shortfall Contingency Component that any defaulting holder or participant failed to make within three (3) Business Days after the expiration of the ten (10) Business Day period required under the Second Mezzanine Loan Agreement. Notwithstanding the foregoing, unless the full amount of any Shortfall requested by Senior Lender is advanced within ten (10) Business Days (or such additional three (3) Business Day period, if applicable), Senior Lender shall have no obligation to continue to make Advances of the Building Loan or the Project Loan under this Agreement until the full amount of the Shortfall Advance is made. In the event that the Second Mezzanine Loan is assigned or transferred in accordance with the provisions of this Agreement, the Second Mezzanine Lender named herein shall be released from its obligations to make any Advances of the Shortfall Contingency Component after the date of such assignment.

(v) In the event that Second Mezzanine Lender shall at any time fail to disburse the Shortfall Contingency Component in the full amount of any Advance Request (as defined in the Second Mezzanine Loan Agreement) made by Senior Lender

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within the time permitted (including a 3-day cure period pursuant to clause (iv) above), Senior Lender shall have the right to request and obtain an advance from each holder of the Second Mezzanine Loan or each participant therein, of such holder’s or participant’s allocable share of the entire Unfunded Amount of the Shortfall Contingency Component, severally and not jointly, and until the entire Unfunded Amount of the Shortfall Contingency Component is disbursed to Senior Lender, Second Mezzanine Lender shall not have any rights under this Agreement.

(vi) In the event of a Proceeding regarding Second Mezzanine Borrower and, as a result thereof, the Second Mezzanine Lender is prevented from making advances of the Shortfall Contingency Component in accordance with the Second Mezzanine Loan Documents and this Agreement, then Senior Lender will have the right, but not the obligation, to fund the amount of any Shortfall with respect to which Second Mezzanine Lender would otherwise have the obligation to make an Advance of the Shortfall Contingency Component as a Protective Advance under the Building Loan Agreement or the Project Loan Agreement, as applicable, and to hold the proceeds of such protective advance in accordance with the provisions of Section 2.1.10 of the Building Loan Agreement or the Project Loan Agreement, as applicable. To the extent the Senior Lender funds the Protective Advance in accordance with this Section, Second Mezzanine Lender agrees to purchase from Senior Lender a subordinate participation in the “protective advance” component of the Senior Loan pursuant to a participation agreement reasonably acceptable to Senior Lender and Second Mezzanine Lender for a purchase price equal to the amount of the Protective Advances made by Senior Lender pursuant to this Section 15(i)(vi), but in no event to exceed the Unfunded Amount of the Shortfall Contingency Component. In the event that Senior Lender reasonably determines that (A) it will be prevented from making, or receiving security for, a Protective Advance as provided above, as a result of a proceeding regarding Borrower or otherwise or (B) the making of a Protective Advance or the sale of a participation interest in the “protective advance” component of the Senior Loan could adversely affect Senior Lender’s collateral for the Senior Loan or its ability to exercise any remedies under the Senior Loan Documents, Senior Lender and Second Mezzanine Lender shall reasonably cooperate to agree upon an alternate structure that is reasonably satisfactory to both Senior Lender and Second Mezzanine Lender and that would allow Second Mezzanine Lender to continue to make advances of the Unfunded Amount of the Shortfall Contingency Component. Notwithstanding the inability of Senior Lender and Second Mezzanine Lender to agree upon an alternative structure, Second Mezzanine Lender will advance to Senior Lender an amount equal to the amount Second Mezzanine Lender would otherwise be required to advance under the Shortfall Contingency Component, which amount shall be held and disbursed by Senior Lender in accordance with the provisions of Section 2.1.10 of the Building Loan Agreement and Section 2.1.10 of the Project Loan Agreement and this Agreement.

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(j) Junior Loan Interest Reserve Funds. Senior Lender has remitted to First Mezzanine Lender and Second Mezzanine Lender the Junior Loan Interest Reserve Funds that were previously held by Senior Lender.

(k) Release Prices. Senior Lender shall use commercially reasonable efforts to give notice to each Junior Lender of any request that Senior Lender receives from Borrower to reduce any Minimum Sales Price, Minimum Release Price or Required Release Price for any Unit or to otherwise amend or modify the definition of Bona Fide Sales Contract or any provision with respect to sales or releases of Units contained in the Senior Loan Agreement, but Senior Lender shall not incur any liability to any Junior Lender by reason of its failure to provide any .such notice

Section 16. Financing of Junior Loans.

(a) Notwithstanding any other provision hereof but subject to the provisions of Section 16(b), Senior Lender and each Junior Lender consents to each Junior Lender’s pledge (any such pledge permitted hereunder, a “Pledge”) of the funded portion (but not the unfunded portion) of its respective Junior Loan and of the related Separate Collateral to any entity which has extended a credit facility, including, without limitation, credit in the form of a repurchase agreement facility, to any Junior Lender and would otherwise satisfy the requirements of a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (any permitted Pledgee under a Pledge, a “Loan Pledgee”), on the terms and conditions set forth in this Section 16; provided that a Loan Pledgee which is not a Qualified Transferee may not take title to any Equity Collateral without a Rating Agency Confirmation if a Securitization has occurred; otherwise, the consent of Senior Lender shall be required (and the transfer of the Equity Collateral shall otherwise be subject to the requirements of Section 6 hereof). Upon written notice by a Junior Lender to Senior Lender and the other Junior Lender that the Pledge has been effected and the address for notice purposes of the Loan Pledgee, Senior Lender and the other Junior Lender agree to acknowledge receipt of such notice and thereafter agree: (i) to give such Loan Pledgee written notice of any default by the applicable Junior Lender under this Agreement of which default Senior Lender or such Junior Lender has actual knowledge; (ii) to allow such Loan Pledgee a period of ten (10) days from its receipt of such notice to cure a monetary default and thirty (30) days from its receipt of such notice to cure a non-monetary default by the applicable Junior Lender in respect of its obligations to Senior Lender or such Junior Lender hereunder, but such Loan Pledgee shall not be obligated to cure any such default; (iii) that no amendment, modification or termination of this Agreement which adversely affects the rights or obligations of the Junior Lender which has made a Pledge to such Loan Pledgee, shall be effective against such Loan Pledgee without the written consent of such Loan Pledgee, which consent shall not be unreasonably withheld, provided, however, that the consent of such Loan Pledgee shall not be required unless the applicable Junior Lender’s consent was required pursuant to the terms of this Agreement to effect such amendment, modification or termination; and (iv) that, upon written notice (a “Redirection Notice”) to Senior Lender or such Junior Lender by such Loan Pledgee that the applicable Junior Lender is in default beyond applicable cure periods under such Junior Lender’s obligations to

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such Loan Pledgee pursuant to the applicable credit agreement between the applicable Junior Lender and such Loan Pledgee (which notice need not be joined in or confirmed by such Junior Lender), and until such Redirection Notice is withdrawn or rescinded by such Loan Pledgee, Senior Lender and such Junior Lender shall remit to such Loan Pledgee and not to the applicable Junior Lender, any payments that Senior Lender or such Junior Lender would otherwise be obligated to pay to the applicable Junior Lender from time to time pursuant to this Agreement, any Senior Loan Document, any Junior Loan Document or any other agreement between Senior Lender or such Junior Lender and the applicable Junior Lender that relates to the Senior Loan or a Junior Loan. Each Junior Lender hereby unconditionally and absolutely releases Senior Lender and the other Junior Lender from any liability to such Junior Lender on account of Senior Lender’s or the other Junior Lender’s compliance with any Redirection Notice believed by Senior Lender or such other Junior Lender to have been delivered by such Junior Lender’s Loan Pledgee. Such Loan Pledgee shall be permitted to fully exercise its rights and remedies against the applicable Junior Lender, and realize on any and all collateral granted by the applicable Junior Lender to such Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law; provided, however, such Loan Pledgee shall not be entitled to take title to any Equity Collateral or otherwise pursue any rights or remedies against the applicable Junior Borrower unless the Loan Pledgee is a Qualified Transferee (x) without a Rating Agency Confirmation if a Securitization has occurred; or (y) the consent of Senior Lender is the Senior Loan is not the subject of a Securitization. In such event, Senior Lender and the other Junior Lender shall recognize such Loan Pledgee (and any transferee which is also a Qualified Transferee at any foreclosure or similar sale held by such Loan Pledgee or any transfer in lieu of such foreclosure), and its successors and assigns, as the successor to the applicable Junior Lender’s rights, remedies and obligations under this Agreement and the Junior Loan Documents and any such Loan Pledgee or Qualified Transferee shall assume in writing the obligations of the applicable Junior Lender hereunder accruing from and after such Transfer (including in the case of Second Mezzanine Lender, its obligations in respect of the Shortfall Contingency Component set forth in Section 15(i)) and agree to be bound by the terms and provisions hereof, it being agreed that, notwithstanding anything to the contrary contained herein, such Loan Pledgee shall not be required to so assume the applicable Junior Lender’s obligations hereunder prior to such realization on such collateral. The rights of a Loan Pledgee under this Section 16 shall remain effective unless and until such Loan Pledgee shall have notified Senior Lender and the Junior Lenders in writing that its interest in the applicable Junior Loan has terminated. Notwithstanding any pledge of a Junior Loan permitted under this Section 16, no Pledgee may exercise any consent rights given to a Junior Lender under this Agreement until such Pledgee shall have realized on its pledge and succeeded to the rights of such Junior Lender.

Section 17. Obligations Hereunder Not Affected.

(a) All rights, interests, agreements and obligations of Senior Lender and each Junior Lender under this Agreement shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Senior Loan Documents or any Junior Loan Documents or any other agreement or instrument relating thereto;

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(ii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to or departure from any guaranty, for all or any portion of the Senior Loan or any Junior Loan;

(iii) any manner of application of collateral, or proceeds thereof, to all or any portion of the Senior Loan or the Junior Loans, or any manner of sale or other disposition of any collateral for all or any portion of the Senior Loan or the Junior Loans or any other assets of Borrower, Junior Borrowers or any other Affiliates of Borrower;

(iv) any change, restructuring or termination of the structure or existence of Borrower, any Junior Borrower or any other Affiliates of Borrower; or

(v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, any Junior Borrower or a subordinated creditor or a senior lender subject to the terms hereof.

(b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any portion of the Senior Loan or a Junior Loan is rescinded or must otherwise be returned by Senior Lender or a Junior Lender upon the insolvency, bankruptcy or reorganization of Borrower or a Junior Borrower or otherwise, all as though such payment had not been made.

Section 18. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals or other communications required, permitted, or desired to be given hereunder shall be in writing sent by facsimile (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 18(a). Any such notice, demand, request, consent, approval or other communication shall be deemed to have been received: (i) three (3) Business Days after the date mailed, (ii) on the date of sending by facsimile if sent during business hours on a Business Day (otherwise on the next Business Day), (iii) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (iv) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

To Senior Lender:	PB Capital Corporation
230 Park Avenue, 19th Floor
New York, New York 10169
Attention: Real Estate Portfolio Management
Facsimile No.: (212) 756-5536

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with a copy to:	Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Attention: Warren J. Bernstein, Esq.
Facsimile No.: (212) 836-8689

To First Mezzanine A-1 Lender:	CBRE Realty Finance CDO 2007-1, Ltd.
c/o CBRE Realty Finance Management, LLC
City Place I, 31st Floor
185 Asylum Street
Hartford, CT 06103
Attention: Ann Marie O’Rourke
Facsimile No.: (860) 275-6225

with a copy to:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Richard D. Jones
Facsimile No: (215) 655-2501

To First Mezzanine A-2 Lender:	Column Financial, Inc.
Eleven Madison Avenue
New York, New York 10010
Attention: Edmund Taylor
Facsimile No.: (212) 325-8106

with a copy to:	Column Financial, Inc.
Eleven Madison Avenue
New York, New York 10010
Attention: Legal and Compliance Department
Facsimile No.: (212) 325-8282

with an additional copy to:	Thelen Reid Brown Raysman & Steiner LLP
875 Third Avenue
New York, New York 10022
Attention: Jeffrey B. Steiner, Esq.
Facsimile No.: (212) 603-2001

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To Second Mezzanine Lender:	Column Financial, Inc.
Eleven Madison Avenue
New York, New York 10010
Attention: Edmund Taylor
Facsimile No.: (212) 325-8106

with a copy to:	Column Financial, Inc.
Eleven Madison Avenue
New York, New York 10010
Attention: Legal and Compliance Department
Facsimile No.: (212) 325-8282

with an additional copy to:	Thelen Reid Brown Raysman & Steiner LLP
875 Third Avenue
New York, New York 10022
Attention: Jeffrey B. Steiner, Esq.
Facsimile No.: (212) 603-2001

In the event that Second Mezzanine Lender grants a participation in the Unfunded Amount of the Second Mezzanine Loan in accordance with the provisions of this Agreement, Second Mezzanine Lender shall give Senior Lender and First Mezzanine Lender notice of such participation and Senior Lender and First Mezzanine Lender shall give the participant specified in such notice copies of all notices required to be given to Second Mezzanine Lender pursuant to this Agreement at the address of the participant set forth in such notice from Second Mezzanine Lender to Senior Lender and First Mezzanine Lender.

(b) Estoppel.

(i) Each Junior Lender shall, within ten (10) days following a request from Senior Lender or the other Junior Lender, but in no event more than two (2) times in any twelve (12) month period, provide Senior Lender or the other Junior Lender with a written statement setting forth the then current outstanding principal balance of the Junior Loan held by such Junior Lender, the aggregate accrued and unpaid interest under the Junior Loan held by such Junior Lender, and stating whether to such Junior Lender’s knowledge any default or Event of Default exists under the Junior Loan held by such Junior Lender or this Agreement.

(ii) Senior Lender shall, within ten (10) days following a request from a Junior Lender, but in no event more than two (2) times in any twelve (12) month period, provide such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Senior Loan, the aggregate accrued and unpaid interest under the Senior Loan, and stating whether to Senior Lender’s knowledge any default or Event of Default exists under the Senior Loan or this Agreement.

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(c) Further Assurances. So long as all or any portion of the Senior Loan or any Junior Loan remains unpaid and any Senior Loan Document encumbers the Premises or any Junior Loan Document encumbers any Equity Collateral, Senior Lender and each Junior Lender shall each execute, acknowledge and deliver in recordable form and upon demand of the other, any other instruments or agreements reasonably required in order to carry out the provisions of this Agreement or to effectuate the intent and purposes hereof.

(d) No Third Party Beneficiaries; No Modification. The parties hereto do not intend the benefits of this Agreement to inure to Borrower, any Junior Borrower, or any other Person other than Loan Pledgees. This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought. If any Certificates are outstanding, this Agreement shall not be amended in a manner materially adverse to Senior Lender unless a Rating Agency Confirmation has been obtained with respect to such amendment.

(e) Successors and Assigns. This Agreement shall bind all successors and permitted assigns of Senior Lender and each Junior Lender and shall inure to the benefit of all successors and permitted assigns of Senior Lender and each Junior Lender.

(f) Counterpart Originals. This Agreement may be executed in counterpart originals, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

(g) Legal Construction. In all respects, including, without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements intended to be wholly performed within the State of New York.

(h) No Waiver; Remedies. No failure on the part of the Senior Lender or any Junior Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(i) No Joint Venture. Nothing provided herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between or among any of the parties hereto.

(j) Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be a part hereof.

(k) Conflicts. In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any of the Senior Loan Documents or the Junior Loan Documents, the terms and conditions of this Agreement shall control.

EXECUTION VERSION

(l) No Release. Nothing herein contained shall operate to (i) release Borrower from (A) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the Senior Loan Documents or (B) any liability of Borrower under the Senior Loan Documents, or (ii) release any Junior Borrower from (A) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the applicable Junior Loan Documents or (B) any liability of a Junior Borrower under the applicable Junior Loan Documents.

(m) Continuing Agreement. This Agreement is a continuing agreement and shall remain in full force and effect until the earlier of (i) payment in full of the Senior Loan and all of the Junior Loans, and (ii) transfer of title to the Junior Lenders of their respective Separate Collateral (provided, however, that this Agreement shall terminate with respect to any Junior Lender who acquires title to its respective Equity Collateral), and (iii) the transfer of the Premises by foreclosure of the Senior Loan Documents, by the exercise of the power of sale contained therein or by deed-in-lieu of foreclosure; provided, however, that (x) any rights or remedies of any party hereto arising out of any breach of any provision hereof occurring prior to the date of termination shall survive such termination and any obligations that expressly survive foreclosure shall survive such termination, (y) the obligation of Senior Lender to make Advance of the Building Loan and the Project Loan pursuant to Section 6(e) hereof shall survive such termination, and (z) the obligation of Second Mezzanine Lender hereunder with respect to the Shortfall Contingency Commitment shall survive such termination. Without limiting the foregoing clause (y), the obligations of Second Mezzanine Lender to make advances of the Shortfall Contingency Component shall survive and shall not merge with the conveyance of the Equity Collateral to Second Mezzanine Lender (Second Mezzanine Lender hereby agreeing, nevertheless that Second Mezzanine Lender shall be obligated to pay to Senior Lender Unfunded Amounts that would otherwise be advanced under the Shortfall Contingency Component notwithstanding such merger upon the same terms and within the same time periods as provided in the Second Mezzanine Loan Agreement). In the event the Senior Loan is repaid in full, (A) the First Mezzanine Lender shall have the right to exercise all of the rights granted to Senior Lender pursuant to this Agreement and shall, from and after the repayment in full of the Senior Loan, be deemed to be the “Senior Lender” and to be the holder of the “Senior Loan” for all purposes without requiring the amendment of this Agreement, (B) references hereafter to the Senior Loan Agreement shall be deemed to be references to the First Mezzanine Loan Agreement, and (C) references to “transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure” (or words of similar import) shall be deemed to be references to transfer of the First Mezzanine Lender’s Equity Collateral pursuant to an Equity Collateral Enforcement Action. Notwithstanding the foregoing provisions of this Section 18(m), in the event the Senior Loan or any Junior Loan is repaid in full, Senior Lender or the Junior Lender that was the holder of such repaid loan shall have no further rights under this Agreement.

EXECUTION VERSION

(n) Severability. In the event that any provision of this Agreement or the application hereof to any party hereto shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provisions to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

(o) Injunction. Each of Senior Lender and each Junior Lender acknowledges (and waives any defense based on a claim) that monetary damages are not an adequate remedy to redress a breach by the other hereunder and that a breach by any of Senior Lender or any Junior Lender hereunder would cause irreparable harm to the other. Accordingly, Senior Lender and the Junior Lenders agree that upon a breach of this Agreement by the other, the remedies of injunction, declaratory judgment and specific performance shall be available to such non-breaching party.

(p) Reciprocal Disclaimer.

(i) Senior Lender and the Junior Lenders are each sophisticated lenders and/or investors in real estate and their respective decision to enter into the Senior Loan and the Junior Loans is based upon their own independent expert evaluation of the terms, covenants, conditions and provisions of, respectively, the Senior Loan Documents and the Junior Loan Documents and such other matters, materials and market conditions and criteria which each of Senior Lender and the Junior Lenders deem relevant. Each of Senior Lender and each of the Junior Lenders has not relied in entering into this Agreement and respectively, the Senior Loan, the Senior Loan Documents, the Junior Loans and the Junior Loan Documents upon any oral or written information, representation, warranty or covenant from the other, or any of the other’s representatives, employees, Affiliates or agents other than the representations and warranties, if any, of the other contained herein. Each of Senior Lender and each of the Junior Lenders further acknowledges that no employee, agent or representative of the other has been authorized to make, and that each of Senior Lender and the Junior Lenders have not relied upon, any statements, representations, warranties or covenants other than those specifically contained in this Agreement. Without limiting the foregoing, each of Senior Lender and each of the Junior Lenders acknowledges that the other has made no representations or warranties as to the Senior Loan or the Junior Loans or the Premises (including, without limitation, the cash flow of the Premises, the value, marketability, condition or future performance thereof, the existence, status, adequacy or sufficiency of the leases, the tenancies or occupancies of the Premises, or the sufficiency of the cash flow of the Premises, to pay all amounts which may become due from time to time pursuant to the Senior Loan or the Junior Loans).

EXECUTION VERSION

(ii) Each of Senior Lender and each of the Junior Lenders acknowledges that the Senior Loan, the Senior Loan Documents, each of the Junior Loans and each of the Junior Loan Documents are distinct, separate transactions and loans, separate and apart from each other. Each of Senior Lender and each of the Junior Lenders acknowledges that the other are distinct separate lenders with distinct and separate loans with various rights and remedies with respect to the Premises which are not in all respects aligned.

(q) Consent, Approval and Other Rights.

(i) With respect to any provisions hereof that requires the consent or approval of more than one Junior Lender to any action by Senior Lender, the withholding of consent or disapproval of any such action by any one Junior Lender whose consent or approval is required shall preclude Senior Lender from taking the proposed action.

(ii) Notwithstanding anything contained in this agreement to the contrary, and without limiting any restrictions on transfers of interest in the Senior Loan or the Junior Loans contained herein, in the event at any time the Senior Loan or any Junior Loan is held by a Person that is an Affiliate of Borrower or any Junior Borrower, such Person (A) shall have no consent or approval rights pursuant to this Agreement, (B) shall have no cure rights under Section 12 of this Agreement, and (C) shall have no purchase option pursuant to Section 14 of the Agreement, and, in this regard, the obligations of Senior Lender and the applicable Junior Lenders pursuant to Section 12 with respect to such Person shall be null and void and of no further force and effect and every other provision in this Agreement which references such Section, rights or obligations shall thereafter be read as if such reference, right or obligation were not contained or specified therein with respect to such Person.

(r) Expenses.

(i) To the extent not paid by Borrower or out of or from any collateral securing the Senior Loan which is realized by Senior Lender, each Junior Lender agrees upon demand to pay to Senior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which Senior Lender may incur in connection with (A) the exercise or enforcement of any of the rights of Senior Lender against such Junior Lender hereunder to the extent that Senior Lender is the prevailing party in any dispute with respect thereto or (B) failure by such Junior Lender to perform or observe any of the provisions hereof applicable to it.

EXECUTION VERSION

(ii) To the extent not paid by a Junior Borrower out of or from any collateral securing a Junior Loan which is realized by the applicable Junior Lender, Senior Lender agrees upon demand to pay to such Junior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Junior Lender may incur in connection with (A) the exercise or enforcement of any of the rights of such Junior Lender against Senior Lender hereunder to the extent that such Junior Lender is the prevailing party in any dispute with respect thereto or (B) failure by Senior Lender to perform or observe any of the provisions hereof applicable to it.

(s) Release. Absent bad faith or willful misconduct by Senior Lender, Senior Lender shall have no liability whatsoever to Junior Lenders by reason of any error in the amount or timing of any funds deposited or disbursed pursuant to the Senior Cash Management Agreement, or by reason of the failure to make any such deposit or disbursement as provided therein; each Junior Lender hereby releases Senior Lender from any all claims that the releasing party might have by reason of any such error or failure, absent willful misconduct on the part of Senior Lender.

(t) Original Intercreditor Agreement. This Intercreditor Agreement amends and restates the Refinancing Intercreditor Agreement in its entirety.

[NO FURTHER TEXT ON THIS PAGE]

EXECUTION VERSION

IN WITNESS WHEREOF, Senior Lender and the Junior Lenders have executed this Intercreditor Agreement as of the date and year first set forth above.

SENIOR LENDER:

PB CAPITAL CORPORATION,
a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

(signatures continue on following page)

EXECUTION VERSION

FIRST MEZZANINE LENDER:

LASALLE BANK NATIONAL ASSOCIATION
As Collateral Agent and Custodian

By:	/s/ Authorized Signatory
Name:
Title:

(signatures continue on following page)

EXECUTION VERSION

FIRST MEZZANINE NOTE A-2 HOLDER
COLUMN FINANCIAL, INC. a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

(signatures continue on following page)

EXECUTION VERSION

FIRST MEZZANINE NOTE A-1 HOLDER
CBRE REALTY FINANCE CDO 2007-1, LTD. a Cayman Islands exempted company with limited liability

By: CBRE Realty Finance Management, LLC,
a Delaware limited liability company
As Collateral Manager

By:	/s/ Authorized Signatory
Name:
Title:

(Signatures continue on following page)

EXECUTION VERSION

SECOND MEZZANINE LENDER:

COLUMN FINANCIAL, INC., a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title: